UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03706

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2015

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	AUGUST 31, 2015

California Long-Term Tax-Free Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market Relatively Stable Overall (Ex-Puerto Rico and Chicago) in a Period of Increased Volatility

Broad market index returns for municipal bonds (munis) were mostly positive for the 12 months, primarily a carryover from favorable muni market conditions during the first five months of the reporting period. During those first five months (mostly during late 2014), the muni market was still rebounding after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

Positive momentum from 2014 carried into January 2015, then reversed during the next four months. We believe munis struggled from February into June this year due to: 1) low, post-rally muni yields not attracting investors, 2) supply (particularly from refinancing activity) increasing while demand was declining, and 3) the downgrade of Chicago’s debt to high-yield status in May.

Deteriorating credit conditions in Puerto Rico also created headlines as the summer progressed, but the broader muni market became a bastion of stability because of its relatively high overall credit quality. During the last two months of the reporting period, comparative stability in muni market performance played out against a broader global backdrop of increased capital market volatility. This was triggered in part by China’s economic slowdown and by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are still pursuing theirs at full throttle amid generally soft global growth conditions. We expect more monetary policy divergence between the U.S. and the rest of the world in coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCLTX	2.86%	4.54%	4.33%	6.41%	11/9/83
Barclays Municipal Bond Index	—	2.52%	3.96%	4.49%	7.04%(1)	—
Institutional Class	BCLIX	2.97%	4.74%	—	5.46%	3/1/10
A Class	ALTAX					9/28/07
No sales charge*		2.60%	4.28%	—	4.50%
With sales charge*		-1.99%	3.32%	—	3.89%
C Class	ALTCX	1.83%	3.50%	—	3.72%	9/28/07
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since October 31, 1983, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2015
Investor Class — $15,276

Barclays Municipal Bond Index — $15,513

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Long-Term Tax-Free returned 2.86%* for the 12 months ended August 31, 2015. The fund’s benchmark, the Barclays Municipal Bond Index, returned 2.52%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bonds (munis) despite a backdrop of increasing global market volatility. The muni market generally rallied during the first five months of the period, following the U.S. Treasury market higher. Global divergence of central bank policy, whereby the Federal Reserve (the Fed) was scaling back its stimulus programs as other leading central banks were increasing theirs in response to weak growth rates, created an environment in which U.S. Treasury yields were relatively more attractive than government bond yields in Europe and elsewhere. A muted inflation backdrop also aided U.S. bond returns. Furthermore, a combination of factors specific to munis, including generally improving credit conditions among issuers and modest demand for munis in the face of reduced supply, also supported broad muni market gains.

Beginning in February 2015, muni market volatility emerged and persisted into June. Mounting speculation about when the Fed would raise its federal funds rate target pushed interest rates higher, slowing demand for investment-grade fixed-income securities in general. In the muni market, demand subsided (particularly from mutual fund investors) as municipalities boosted issuance of securities ahead of the Fed’s expected interest rate hike, which most investors believed would occur later in 2015. These supply/demand factors suppressed returns. In addition, credit rating agency Moody’s downgraded Chicago’s debt to high-yield status, which put pressure on other muni issuers with large unfunded pension liabilities. Late in the period, concerns about slowing growth in China rocked the global financial markets. Investment-grade munis, which represented a source of relative stability during this market unrest, rebounded in the final two months of the period, benefiting from their quality characteristics and tax benefits.

Overall, strong performance early and late in the period more than offset the weaker results in the middle months. Longer-maturity and lower-quality munis generally fared better than shorter-maturity and the highest-quality securities. Revenue bonds outperformed general obligation (GO) bonds, and California munis generally outperformed national muni benchmarks. The fund’s outperformance versus its benchmark was due primarily to its longer maturity and single-state focus relative to the national benchmark. Security selection also aided results.

Credit Improvements, Particularly in California, Negated Negative Headlines Elsewhere

Despite negative headlines regarding Chicago, Puerto Rico, and other isolated issuers, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the problems in Chicago and Puerto Rico are due largely to their own circumstances and should not be viewed as indicative of any particular systemic municipal market problem.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

From a broad fiscal standpoint, state and local finances in California and across the U.S. generally improved due to increased revenue collections and spending constraints. California’s economy gained ground, as indicated by job growth (which exceeded the U.S. average) and real estate gains. Following enactment of California’s 2015-2016 budget, which mandates contributions to the state’s “rainy day” fund and the paydown of previous deficit loans, Standard & Poor’s raised the state’s bond credit rating to “AA-,” its highest level in 14 years.

From a national credit rating perspective, muni credit-rating upgrades outpaced downgrades in the fourth quarter of 2014 and first quarter of 2015. In addition, the national muni default rate remained low. We continue to believe it is unlikely any states will default, but select isolated state, local, and commonwealth credit ratings could be pressured by special circumstances.

Longer Maturity, California Biases Were Main Relative Performance Contributors

Our focus on longer-maturity securities and maintaining a longer duration (price sensitivity to interest rate changes) versus the benchmark was a primary contributor to the fund’s outperformance. In general, longer-term interest rates declined and shorter-term rates increased during the 12-month period. This caused the yield curve to flatten, and longer-maturity/duration securities generally outperformed their shorter-maturity/duration counterparts. We used U.S. Treasury futures as part of our duration strategy.

The portfolio’s California bias compared with the national benchmark and our preference for revenue bonds over GO bonds also aided results. Within the revenue bond sector, we favored lease revenue, special tax, transportation, and hospital bonds. Our selections among certain lower-quality California munis also boosted the fund’s relative performance. Conversely, small positions in select Puerto Rico munis detracted from fund performance. In light of the escalating fiscal challenges facing Puerto Rico, we began reducing the portfolio’s position in the commonwealth’s munis in early 2015. By the end of July, we had exited all Puerto Rico debt. Although we no longer have any direct Puerto Rico exposure, we expect the commonwealth to continue to distract the muni market due to the sheer size and prevalence of its outstanding debt.

Global Market Volatility Likely to Persist

We believe interest rates will increase as the U.S. economy continues to improve, but the time frame for rate normalization may be extended due to weak global growth. Given this backdrop and continued uncertainty about the Fed’s monetary policy strategy, we expect market volatility to persist ahead of any action on short-term interest rates. The near-term effect this backdrop will have on muni supply remains unclear. On one hand, it may increase issuance as municipalities seek to refinance their debt and issue securities before the Fed raises rates significantly higher. On the other hand, it may lead to reduced overall muni supply as issuers have less incentive to refinance as rates rise. We have marginally increased the fund’s credit quality, believing the volatile backdrop may lead to credit spread widening (an increase in the yield differential between higher-quality and lower-quality munis of similar maturity), which would favor higher-quality securities. We expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize.

We continue to monitor the impact of California’s drought on the state economy and individual bond issuers. We do not expect the drought to have a broad impact on the credit ratings of water bond issuers within the state, given the financial strength of most water utilities. With regard to the state economy, the drought could slow growth in more agriculturally oriented areas, but they represent only 2% of California’s diverse economy.

6

Fund Characteristics

AUGUST 31, 2015
Portfolio at a Glance
Weighted Average Maturity	16.9 years
Average Duration (Modified)	5.1 years

Top Five Sectors	% of fund investments
Hospital	13%
General Obligation (GO) - Local	12%
General Obligation (GO) - State	12%
Lease Revenue	10%
Prerefunded	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.7%
Other Assets and Liabilities	1.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period(1) 3/1/15 - 8/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,002.60	$2.37	0.47%
Institutional Class	$1,000	$1,003.60	$1.36	0.27%
A Class	$1,000	$1,001.30	$3.63	0.72%
C Class	$1,000	$997.60	$7.40	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
Institutional Class	$1,000	$1,023.84	$1.38	0.27%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

AUGUST 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.7%
California — 97.7%
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp HealthCare), 6.25%, 8/1/39	$1,200,000	$1,402,044
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	1,000,000	1,214,660
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2014 A, (Sharp HealthCare), 5.00%, 8/1/43	500,000	554,370
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/32 (NATL-RE)(1)	1,000,000	482,240
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, (Senior Lien), 0.00%, 10/1/35 (NATL-RE)(1)	3,750,000	1,575,450
Alum Rock Union Elementary School District GO, Series 2013 A, (Election of 2012), 6.00%, 8/1/39	1,000,000	1,221,020
Anaheim Public Financing Authority Rev., (Electric System Distribution), 5.25%, 10/1/39	2,500,000	2,786,475
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	300,000	350,340
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/34	550,000	622,165
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/46	2,200,000	2,456,674
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.27%, 9/3/15	1,000,000	983,850
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(2)	3,000,000	3,084,000
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A-1, (San Francisco Bay Area), VRDN, 0.72%, 9/3/15	550,000	547,624
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F-1, (San Francisco Bay Area), 5.00%, 4/1/18, Prerefunded at 100% of Par(2)	2,135,000	2,366,712
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G-1, (San Francisco Bay Area), VRDN, 1.12%, 9/3/15	1,250,000	1,237,837
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F-1, (San Francisco Bay Area), 5.25%, 4/1/19, Prerefunded at 100% of Par(2)	1,500,000	1,726,995
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S-4, (San Francisco Bay Area), 5.00%, 4/1/43	2,655,000	2,948,032
Bay Area Toll Authority Toll Bridge Rev., Series 2014 S-6, (San Francisco Bay Area), 5.00%, 10/1/54	3,000,000	3,263,610
Brea Redevelopment Agency Tax Allocation Rev., 4.00%, 8/1/16	1,245,000	1,287,417
California Department of Water Resources Power Supply Rev., Series 2005 G-4, 5.00%, 5/1/16	1,450,000	1,496,342
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/18, Prerefunded at 100% of Par(2)	1,785,000	1,984,170
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	715,000	794,301
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	2,000,000	2,223,620
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/20, Prerefunded at 100% of Par(2)	790,000	925,651
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	485,000	561,305

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	Principal Amount	Value
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/16(2)	$1,700,000	$1,767,830
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/25	285,000	341,022
California Educational Facilities Authority Rev., (Harvey Mudd College), 5.25%, 12/1/41	2,000,000	2,229,280
California Educational Facilities Authority Rev., (Pepperdine University), 5.00%, 12/1/44	1,000,000	1,132,810
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/37	5,000,000	5,520,350
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/33	500,000	563,675
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	2,000,000	2,208,380
California GO, 5.00%, 2/1/27	3,000,000	3,506,250
California GO, 5.00%, 2/1/28	1,000,000	1,163,480
California GO, 5.00%, 3/1/28	2,000,000	2,366,960
California GO, 5.25%, 9/1/32	2,000,000	2,309,500
California GO, 5.00%, 11/1/32	1,500,000	1,622,535
California GO, 6.50%, 4/1/33	5,000,000	5,924,750
California GO, 5.00%, 4/1/38	2,500,000	2,716,225
California GO, 6.00%, 4/1/38	2,500,000	2,913,875
California GO, 6.00%, 11/1/39	5,000,000	5,952,250
California GO, 5.50%, 3/1/40	3,000,000	3,486,210
California GO, 5.00%, 10/1/41(3)	2,000,000	2,233,820
California GO, 5.00%, 8/1/45(4)	1,000,000	1,131,900
California GO, Series 2012 B, VRN, 0.92%, 9/3/15	2,000,000	2,018,600
California GO, Series 2012 B, VRN, 1.02%, 9/3/15	800,000	811,312
California GO, Series 2012 B, VRN, 1.17%, 9/3/15	960,000	981,802
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/21	1,000,000	1,178,440
California Health Facilities Financing Authority Rev., Series 2007 A, (Sutter Health), 5.25%, 11/15/46	1,500,000	1,560,630
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	150,000	152,022
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,172,240
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	3,400,000	3,887,152
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	4,500,000	5,351,175
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	1,000,000	1,144,450
California Health Facilities Financing Authority Rev., Series 2009 B, (Providence Health & Services), 5.50%, 10/1/39	1,000,000	1,142,050
California Health Facilities Financing Authority Rev., Series 2009 C, (St. Joseph Health System), VRDN, 5.00%, 10/18/22	800,000	956,064
California Health Facilities Financing Authority Rev., Series 2010 A, (Scripps Memorial Hospital), 5.00%, 11/15/19	1,000,000	1,149,610
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,500,000	1,774,230
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	1,000,000	1,169,370

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	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	$500,000	$543,685
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	180,000	201,359
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	1,500,000	1,635,465
California Health Facilities Financing Authority Rev., Series 2014 A, (Lucile Salter Packard Children's Hospital), 5.00%, 8/15/43	1,000,000	1,120,980
California Infrastructure & Economic Development Bank Rev., Series 2012 A-1, (J. Paul Getty Trust), 4.00%, 10/1/15	325,000	326,076
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.89%, 9/3/15	1,000,000	1,028,880
California Infrastructure & Economic Development Bank Rev., Series 2015 A, (The Colburn School), VRDN, 1.02%, 9/3/15	935,000	930,054
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,000,000	1,142,310
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(2)	665,000	889,677
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 6.00%, 1/1/42	2,000,000	2,386,900
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/34	300,000	325,416
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/40	1,000,000	1,069,410
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/40	1,420,000	1,527,579
California Municipal Finance Authority Rev., Series 2015 B, (Azusa Pacific University), 5.00%, 4/1/41	500,000	532,135
California Pollution Control Financing Authority Rev., 5.00%, 11/21/45(5)	1,000,000	1,029,960
California Pollution Control Financing Authority Rev., Series 1996 E, (Pacific Gas & Electric Co.), VRDN, 0.01%, 9/1/15 (LOC: JPMorgan Chase Bank N.A.)	5,800,000	5,800,000
California Pollution Control Financing Authority Rev., Series 1996 F, (Pacific Gas & Electric Co.), VRDN, 0.01%, 9/1/15 (LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
California Public Works Board Lease Rev., Series 2009 G-1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,339,320
California Public Works Board Lease Rev., Series 2009 H, (Department of Correction and Rehabilitation), 5.75%, 11/1/29	1,685,000	1,975,882
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	1,000,000	1,200,540
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,700,000	1,994,236
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	2,170,000	2,417,879
California Public Works Board Lease Rev., Series 2012 D, (California State University Projects), 5.00%, 9/1/36	500,000	554,720
California Public Works Board Lease Rev., Series 2013 H, (California State University Projects), 5.00%, 9/1/38	1,865,000	2,094,693
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	1,500,000	1,692,630
California State University Systemwide Rev., Series 2015 A, 5.00%, 11/1/19	1,000,000	1,156,310
California Statewide Communities Development Authority Rev., Series 2015 A, (Adventist Health System/West), 5.00%, 3/1/35	715,000	798,233

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	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.25%, 11/1/30	$1,000,000	$1,131,960
California Statewide Communities Development Authority Rev., (Trinity Health Corp.), 5.00%, 12/1/41	500,000	554,175
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	3,000,000	3,112,650
California Statewide Communities Development Authority Rev., Series 2005 A, (Thomas Jefferson School of Law), 4.875%, 10/1/15, Prerefunded at 100% of Par(2)	900,000	903,591
California Statewide Communities Development Authority Rev., Series 2008 C, (John Muir Health), VRDN, 0.01%, 9/1/15 (LOC: Wells Fargo Bank N.A.)	600,000	600,000
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	2,780,000	3,051,495
California Statewide Communities Development Authority Rev., Series 2014 A, (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	750,000	837,435
California Statewide Communities Development Authority Rev., Series 2014 A, (Loma Linda University Medical Center), 5.25%, 12/1/44	500,000	522,500
California Statewide Communities Development Authority Rev., Series 2014 A, (Loma Linda University Medical Center), 5.50%, 12/1/54	500,000	528,345
California Statewide Communities Development Authority Rev., Series 2014 A, (Los Angeles Jewish Home), 5.00%, 8/1/44 (GA: Jewish Home Foundation)	500,000	558,820
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/34	500,000	556,340
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/44	1,300,000	1,435,057
California Statewide Communities Development Authority Rev., Series 2015, (American Baptist Homes of the West), 5.00%, 10/1/45	600,000	636,318
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	2,230,000	2,520,993
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Project Area No. 1), 5.00%, 10/1/19 (AGM)	485,000	548,889
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Project Area No. 1), 5.00%, 10/1/20 (AGM)	785,000	903,190
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	365,000	387,141
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	375,000	405,172
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	600,000	657,552
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 15-1), 5.00%, 9/2/26	1,000,000	1,188,970
City of Riverside Rev., Series 2015 A, (Sewer), 5.00%, 8/1/40	500,000	560,145
City of Tulare Sewer Rev., 5.00%, 11/15/23 (AGM)	675,000	801,124
Coalinga Public Financing Authority Local Obligation Rev., Series 1998 A, (Senior Lien), 6.375%, 9/15/21 (Ambac)	1,320,000	1,510,661
Del Mar Race Track Authority Rev., 5.00%, 10/1/35(5)	660,000	710,728
East Side Union High School District GO, 5.00%, 8/1/23	265,000	318,941
East Side Union High School District GO, 5.00%, 8/1/24	150,000	182,198
East Side Union High School District GO, 5.00%, 8/1/33	600,000	692,238
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	400,000	412,648

13

	Principal Amount	Value
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, Series 2014, 4.00%, 10/1/15	$245,000	$245,801
Folsom Cordova Unified School District No. 4 Facilities Improvement GO, Series 2014 A, (Election of 2012), 4.00%, 10/1/15	250,000	250,810
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 A, 5.75%, 1/15/46	1,000,000	1,153,390
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 A, 6.00%, 1/15/49	3,250,000	3,806,790
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-3, VRDN, 5.50%, 1/15/23	1,000,000	1,152,500
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 C, 6.50%, 1/15/43	500,000	591,675
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2013 A, 0.00%, 1/15/24(6)	700,000	526,953
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2013 A, 0.00%, 1/15/42(1)	1,250,000	353,913
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2015 A, 0.00%, 1/15/33(1)	600,000	265,866
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 4.50%, 6/1/27	445,000	424,730
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	750,000	637,582
Golden State Tobacco Securitization Corp. Settlement Rev., Capital Appreciation, Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	1,000,000	742,480
Grossmont Healthcare District GO, Series 2011 B, (Election of 2006), 6.00%, 7/15/21, Prerefunded at 100% of Par(2)	1,000,000	1,251,590
Grossmont Union High School District GO, Series 2013 E, (Election of 2008), 5.00%, 8/1/43	1,000,000	1,108,010
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,000,000	1,108,140
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	555,000	615,967
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	590,000	632,161
Irvine Community Facilities District No. 2013-3 Special Tax Rev., (Great Park Improvement Area No. 1), 5.00%, 9/1/49	1,000,000	1,071,840
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/29	635,000	688,359
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.00%, 11/15/35	330,000	371,003
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	695,000	820,135
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/40	1,250,000	1,344,450
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(6)	1,100,000	819,467
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/17, Prerefunded at 100% of Par (NATL-RE/FGIC)(2)	1,425,000	1,545,868
Los Angeles Community College District GO, Series 2015 C, 5.00%, 6/1/26	295,000	367,818
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro, Inc.), 3.00%, 11/15/21 (California Mortgage Insurance)	355,000	357,272
Los Angeles County Regional Financing Authority Rev., Series 2014 B-2, (MonteCedro, Inc.), 3.00%, 11/15/20 (California Mortgage Insurance)	275,000	276,878

14

	Principal Amount	Value
Los Angeles County Regional Financing Authority Rev., Series 2014 B-3, (MonteCedro, Inc.), 2.50%, 11/15/20 (California Mortgage Insurance)	$625,000	$628,325
Los Angeles County Sanitation Districts Financing Authority Rev., Series 2015 A, (Capital Projects), 5.00%, 10/1/35	1,500,000	1,721,340
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/18, Prerefunded at 100% of Par(2)	2,120,000	2,374,464
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	1,000,000	1,127,810
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	2,249,900
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/19	1,000,000	1,143,550
Los Angeles Department of Water & Power System Rev., Series 2008 A-1, 5.25%, 7/1/38	4,000,000	4,405,720
Los Angeles Harbor Department Rev., Series 2009 A, 5.00%, 8/1/27	500,000	568,030
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	525,000	625,842
Los Angeles Unified School District COP, Series 2010 A, (Multiple Properties), 5.00%, 12/1/15	1,000,000	1,012,240
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/30	3,000,000	3,396,600
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(2)	2,000,000	2,078,260
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	1,020,000	1,088,238
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	2,000,000	2,279,860
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	1,000,000	1,164,290
Los Angeles Unified School District GO, Series 2011 A-1, 4.00%, 7/1/17	1,000,000	1,063,790
Los Angeles Unified School District GO, Series 2011 A-1, 5.00%, 7/1/18	1,280,000	1,429,914
Los Angeles Unified School District GO, Series 2014 B, 5.00%, 7/1/18	2,000,000	2,234,240
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/30	690,000	810,991
M-S-R Energy Authority Rev., Series 2009 A, 7.00%, 11/1/34 (GA: Citigroup, Inc.)	1,000,000	1,367,650
M-S-R Energy Authority Rev., Series 2009 B, 7.00%, 11/1/34 (GA: Citigroup, Inc.)	880,000	1,203,532
M-S-R Energy Authority Rev., Series 2009 B, 6.50%, 11/1/39 (GA: Citigroup, Inc.)	425,000	558,480
Manhattan Beach Unified School District GO, Capital Appreciation, Series 2009 A, (Election of 2008), 0.00%, 9/1/29(1)	5,905,000	3,770,520
Modesto Irrigation District COP, Series 2009 A, 5.75%, 10/1/34	2,500,000	2,830,475
Mount San Antonio Community College District GO, Series 2013 A, (Election of 2008), 5.00%, 8/1/34	1,000,000	1,150,620
New Haven Unified School District GO, 12.00%, 8/1/18 (AGM)	880,000	1,158,643
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,258,010
North Lake Tahoe Public Financing Authority Rev., 5.00%, 12/1/21	500,000	590,810
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	1,000,000	1,131,730
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	460,000	561,269

15

	Principal Amount	Value
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/40	$450,000	$491,148
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	1,000,000	1,122,330
Orange County Sanitation District Rev., Series 2014 B, 4.00%, 11/15/16	2,000,000	2,084,020
Orange County Transportation Authority Rev., (Senior Lien), 5.00%, 8/15/25	1,000,000	1,188,390
Oxnard Financing Authority Rev., 5.00%, 6/1/32 (AGM)	1,500,000	1,674,240
Oxnard Financing Authority Wastewater Rev., 5.00%, 6/1/33 (AGM)	1,000,000	1,106,600
Oxnard School District GO, Series 2015 D, (Election of 2012), 3.00%, 8/1/20 (AGM)(6)	700,000	710,024
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	500,000	547,335
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	750,000	796,327
Palomar Pomerado Health GO, Capital Appreciation, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(6)	1,670,000	1,751,262
Palos Verdes Peninsula Unified School District GO, Series 2009 R, (Election of 2005), 0.00%, 8/1/33(1)	2,600,000	1,367,158
Paramount Unified School District GO, Capital Appreciation, (Election of 2006), 0.00%, 8/1/51 (BAM)(1)	7,500,000	768,075
Pomona Unified School District GO, Series 2000 A, 6.55%, 8/1/29 (NATL-RE)	1,000,000	1,265,650
Pomona Unified School District GO, Series 2001 A, 6.15%, 8/1/30 (NATL-RE)	855,000	1,028,249
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	1,500,000	1,772,025
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(1)	2,110,000	665,051
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	1,010,000	1,201,183
Rio Elementary School District Community Facilities District No. 1 Special Tax Rev., 5.00%, 9/1/30	645,000	702,502
Riverside County Asset Leasing Corp. Rev., Series 2013 A, (Public Defender and Probation Building), 5.00%, 11/1/43	1,000,000	1,087,180
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	625,000	731,981
Sacramento County Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 5.625%, 7/1/29	1,000,000	1,112,810
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.72%, 9/1/15 (NATL-RE/FGIC)	1,500,000	1,334,205
Saddleback Valley Unified School District Public Financing Authority Special Tax Rev., Series 1997 A, 6.00%, 9/1/16 (AGM)	1,000,000	1,053,130
San Bernardino Community College District GO, Capital Appreciation, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(6)	7,400,000	7,268,280
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,350,000	1,642,639
San Diego Community College District GO, (Election of 2002), 5.00%, 8/1/25	500,000	601,505
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/40	1,500,000	1,668,015
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/43	1,000,000	1,110,630
San Diego County Water Authority Rev., Series 2011 S-1, (Subordinate Lien), 5.00%, 7/1/16	1,665,000	1,725,373
San Diego Public Facilities Financing Authority Lease Rev., Series 2015 A, (Capital Improvement Projects), 5.00%, 10/15/44	1,300,000	1,425,437
San Diego Public Facilities Financing Authority Sewer Rev., Series 2009 A, 5.25%, 5/15/34	2,000,000	2,265,680

16

	Principal Amount	Value
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/30	$2,000,000	$2,299,300
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/24	500,000	591,710
San Diego Unified School District GO, Capital Appreciation, Series 2010 C, (Election of 2008), 0.00%, 7/1/44(1)	2,880,000	824,573
San Diego Unified School District GO, Capital Appreciation, Series 2012 E, (Election of 2008), 0.00%, 7/1/49(1)	1,000,000	228,210
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,000,000	3,419,400
San Francisco City and County Airports Commission Rev., Series 2010 F, (San Francisco International Airport), 5.00%, 5/1/40	2,150,000	2,348,208
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,312,518
San Francisco City and County Public Utilities Commission Rev., Series 2011 A, 5.00%, 11/1/41	1,000,000	1,127,450
San Francisco City and County Public Utilities Commission Rev., Series 2015 A, 5.00%, 11/1/45	1,000,000	1,123,820
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.625%, 8/1/27	500,000	607,485
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment), 5.00%, 8/1/31	400,000	446,580
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment), 5.00%, 8/1/43	500,000	543,820
San Joaquin Hills Transportation Corridor Agency Rev., (Senior Lien), 5.00%, 1/15/34	1,000,000	1,082,350
San Joaquin Hills Transportation Corridor Agency Rev., (Senior Lien), 5.00%, 1/15/44	1,000,000	1,060,610
San Joaquin Hills Transportation Corridor Agency Rev., Series 2014 B, (Junior Lien), 5.25%, 1/15/44	1,000,000	1,079,800
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	685,000	780,592
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.50%, 9/1/44	750,000	825,787
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	500,000	551,160
Santa Cruz County Redevelopment Successor Agency Tax Allocation Rev., Series 2015 A, 5.00%, 9/1/35 (AGM)	1,500,000	1,696,590
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	400,000	435,796
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	400,000	475,348
Santa Rosa Wastewater Rev., Capital Appreciation, Series 2002 B, 0.00%, 9/1/24 (Ambac)(1)	2,000,000	1,542,300
South Placer Wastewater Authority Rev., VRN, 0.35%, 9/3/15	1,650,000	1,638,334
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/17	1,050,000	1,136,110
Stockton Public Financing Authority Rev., Series 2010 A, (Delta Water Supply Project), 6.25%, 10/1/40	750,000	895,845
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/27 (BAM)	1,000,000	1,160,710
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/42 (AGM)	430,000	477,635
Successor Agency to the Redevelopment Agency of the City of Cathedral City Tax Allocation Rev., Series 2014 A, (Merged Redevelopment Project Area), 5.00%, 8/1/28 (AGM)	1,190,000	1,356,064

17

	Principal Amount	Value
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/19 (BAM)	$110,000	$124,281
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/20 (BAM)	70,000	80,447
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/21 (BAM)	250,000	289,753
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/22 (BAM)	200,000	233,976
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/23 (BAM)	200,000	234,468
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/24 (BAM)	65,000	76,231
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.50%, 9/1/25 (BAM)	25,000	28,106
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/25 (BAM)	25,000	29,111
Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	1,000,000	1,116,390
Taft Public Financing Authority Lease Rev., Series 1997 A, (Community Correctional Facility Acquisition), 6.05%, 1/1/17	745,000	747,898
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A-1, 5.00%, 6/1/37	500,000	433,220
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	1,200,000	1,363,272
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	2,000,000	2,303,360
University of California Rev., Series 2013 AF, 5.00%, 5/15/25	1,000,000	1,202,680
University of California Rev., Series 2013 AK, VRDN, 5.00%, 5/15/23	2,000,000	2,427,960
Val Verde Unified School District COP, Series 2015 A, 5.00%, 8/1/35 (BAM)	675,000	762,217
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	3,000,000	3,401,910
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	3,000,000	1,102,800
		335,391,968
Guam — 1.0%
Guam Government GO, Series 2009 A, 6.75%, 11/15/29, Prerefunded at 100% of Par(2)	900,000	1,093,698
Guam Power Authority Rev., Series 2010 A, 5.50%, 10/1/40	2,150,000	2,371,751
		3,465,449
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $306,716,323)		338,857,417
OTHER ASSETS AND LIABILITIES — 1.3%		4,316,086
TOTAL NET ASSETS — 100.0%		$343,173,503

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
5	U.S. Treasury Long Bonds	December 2015	$773,125	$5,926
9	U.S. Treasury Ultra Long Bonds	December 2015	1,425,656	10,949
			$2,198,781	$16,875

18

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $72,399.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $1,740,688, which represented 0.5% of total net assets.

(6)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.
See Notes to Financial Statements.

19

Statement of Assets and Liabilities

AUGUST 31, 2015
Assets
Investment securities, at value (cost of $306,716,323)	$338,857,417
Cash	2,150,065
Receivable for capital shares sold	42,612
Receivable for variation margin on futures contracts	8,313
Interest receivable	3,888,422
344,946,829

Liabilities
Payable for investments purchased	1,127,170
Payable for capital shares redeemed	288,540
Accrued management fees	135,583
Distribution and service fees payable	7,432
Dividends payable	214,601
1,773,326

Net Assets	$343,173,503

Net Assets Consist of:
Capital paid in	$312,632,612
Accumulated net realized loss	(1,617,078)
Net unrealized appreciation	32,157,969
$343,173,503

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$329,151,575	28,133,540	$11.70
Institutional Class	$301,045	25,731	$11.70
A Class	$6,654,894	568,903	$11.70*
C Class	$7,065,989	603,878	$11.70
*Maximum offering price $12.25 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED AUGUST 31, 2015
Investment Income (Loss)
Income:
Interest	$13,411,023

Expenses:
Management fees	1,638,689
Distribution and service fees:
A Class	17,372
C Class	71,635
Trustees' fees and expenses	17,504
Other expenses	341
1,745,541

Net investment income (loss)	11,665,482

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	153,627
Futures contract transactions	(473,245)
(319,618)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,659,353)
Futures contracts	72,365
(1,586,988)

Net realized and unrealized gain (loss)	(1,906,606)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,758,876

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2015 AND AUGUST 31, 2014
Increase (Decrease) in Net Assets	August 31, 2015	August 31, 2014
Operations
Net investment income (loss)	$11,665,482	$11,823,725
Net realized gain (loss)	(319,618)	(408,332)
Change in net unrealized appreciation (depreciation)	(1,586,988)	26,529,584
Net increase (decrease) in net assets resulting from operations	9,758,876	37,944,977

Distributions to Shareholders
From net investment income:
Investor Class	(11,274,436)	(11,420,347)
Institutional Class	(9,947)	(1,087)
A Class	(213,905)	(235,820)
C Class	(167,194)	(166,471)
Decrease in net assets from distributions	(11,665,482)	(11,823,725)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(14,190,101)	(29,319,234)

Net increase (decrease) in net assets	(16,096,707)	(3,197,982)

Net Assets
Beginning of period	359,270,210	362,468,192
End of period	$343,173,503	$359,270,210

See Notes to Financial Statements.

22

Notes to Financial Statements

AUGUST 31, 2015

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

23

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2015 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

24

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2015 were $110,320,403 and $124,497,812, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2015		Year ended August 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,043,154	$12,296,446	810,047	$9,260,925
Issued in reinvestment of distributions	721,400	8,508,080	748,186	8,549,754
Redeemed	(2,905,163)	(34,174,882)	(3,957,261)	(44,883,445)
	(1,140,609)	(13,370,356)	(2,399,028)	(27,072,766)
Institutional Class
Sold	22,124	259,950	—	—
Issued in reinvestment of distributions	843	9,947	94	1,087
	22,967	269,897	94	1,087
A Class
Sold	51,183	601,935	65,096	758,402
Issued in reinvestment of distributions	17,971	211,962	19,845	226,631
Redeemed	(161,544)	(1,910,307)	(207,496)	(2,337,854)
	(92,390)	(1,096,410)	(122,555)	(1,352,821)
C Class
Sold	44,530	529,113	66,577	752,167
Issued in reinvestment of distributions	8,302	97,919	8,434	96,390
Redeemed	(52,774)	(620,264)	(154,263)	(1,743,291)
	58	6,768	(79,252)	(894,734)
Net increase (decrease)	(1,209,974)	$(14,190,101)	(2,600,741)	$(29,319,234)

25

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 85 contracts.

The value of interest rate risk derivative instruments as of August 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $8,313 in receivable for variation margin on futures contracts.* For the year ended August 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(473,245) in net realized gain (loss) on futures contract transactions and $72,365 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

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9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$11,664,699	$11,823,725
Taxable ordinary income	$783	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$306,716,323
Gross tax appreciation of investments	$32,352,056
Gross tax depreciation of investments	(210,962)
Net tax appreciation (depreciation) of investments	32,141,094
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$32,141,094
Other book-to-tax adjustments	$(40,241)
Undistributed exempt income	—
Accumulated short-term capital losses	$(1,442,386)
Accumulated long-term capital losses	$(117,576)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(457,823)	$(984,563)	$(117,576)

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.76	0.39	(0.06)	0.33	(0.39)	$11.70	2.86%	0.47%	3.33%	31%	$329,152
2014	$10.94	0.38	0.82	1.20	(0.38)	$11.76	11.10%	0.47%	3.32%	46%	$344,356
2013	$11.70	0.37	(0.76)	(0.39)	(0.37)	$10.94	(3.45)%	0.47%	3.19%	44%	$346,396
2012	$10.94	0.41	0.77	1.18	(0.42)	$11.70	10.92%	0.47%	3.65%	76%	$412,713
2011	$11.20	0.47	(0.27)	0.20	(0.46)	$10.94	2.02%	0.48%	4.38%	63%	$379,586
Institutional Class
2015	$11.77	0.42	(0.07)	0.35	(0.42)	$11.70	2.97%	0.27%	3.53%	31%	$301
2014	$10.94	0.40	0.83	1.23	(0.40)	$11.77	11.42%	0.27%	3.52%	46%	$33
2013	$11.70	0.40	(0.76)	(0.36)	(0.40)	$10.94	(3.26)%	0.27%	3.39%	44%	$29
2012	$10.94	0.44	0.76	1.20	(0.44)	$11.70	11.14%	0.27%	3.85%	76%	$30
2011	$11.20	0.49	(0.26)	0.23	(0.49)	$10.94	2.22%	0.28%	4.58%	63%	$27

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For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$11.76	0.36	(0.06)	0.30	(0.36)	$11.70	2.60%	0.72%	3.08%	31%	$6,655
2014	$10.94	0.35	0.82	1.17	(0.35)	$11.76	10.83%	0.72%	3.07%	46%	$7,778
2013	$11.70	0.34	(0.76)	(0.42)	(0.34)	$10.94	(3.70)%	0.72%	2.94%	44%	$8,572
2012	$10.94	0.38	0.77	1.15	(0.39)	$11.70	10.64%	0.72%	3.40%	76%	$16,214
2011	$11.20	0.44	(0.26)	0.18	(0.44)	$10.94	1.77%	0.73%	4.13%	63%	$11,044
C Class
2015	$11.76	0.28	(0.06)	0.22	(0.28)	$11.70	1.83%	1.47%	2.33%	31%	$7,066
2014	$10.94	0.26	0.82	1.08	(0.26)	$11.76	10.00%	1.47%	2.32%	46%	$7,104
2013	$11.70	0.26	(0.76)	(0.50)	(0.26)	$10.94	(4.41)%	1.47%	2.19%	44%	$7,471
2012	$10.94	0.30	0.76	1.06	(0.30)	$11.70	9.82%	1.47%	2.65%	76%	$11,321
2011	$11.20	0.36	(0.26)	0.10	(0.36)	$10.94	1.01%	1.48%	3.38%	63%	$7,120

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Long-Term Tax-Free Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2015

30

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

33

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one- and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

35

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $11,657,562 as exempt interest dividends for the fiscal year ended August 31, 2015.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86899 1510

ANNUAL REPORT	AUGUST 31, 2015

California Tax-Free Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market Relatively Stable Overall (Ex-Puerto Rico and Chicago) in a Period of Increased Volatility

Broad market index returns for municipal bonds (munis) were mostly positive for the 12 months, primarily a carryover from favorable muni market conditions during the first five months of the reporting period. During those first five months (mostly during late 2014), the muni market was still rebounding after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

Positive momentum from 2014 carried into January 2015, then reversed during the next four months. We believe munis struggled from February into June this year due to: 1) low, post-rally muni yields not attracting investors, 2) supply (particularly from refinancing activity) increasing while demand was declining, and 3) the downgrade of Chicago’s debt to high-yield status in May.

Deteriorating credit conditions in Puerto Rico also created headlines as the summer progressed, but the broader muni market became a bastion of stability because of its relatively high overall credit quality. During the last two months of the reporting period, comparative stability in muni market performance played out against a broader global backdrop of increased capital market volatility. This was triggered in part by China’s economic slowdown and by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are still pursuing theirs at full throttle amid generally soft global growth conditions. We expect more monetary policy divergence between the U.S. and the rest of the world in coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCTXX	0.01%(1)	0.01%(1)	0.90%(1)	2.45%(1)	11/9/83

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

AUGUST 31, 2015
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	(0.38)%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	24 days
Weighted Average Life	60 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	91%
31-90 days	3%
91-180 days	1%
More than 180 days	5%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period(1)3/1/15 - 8/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$0.71	0.14%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.52	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.50	$0.71	0.14%
Investor Class (before waiver)	$1,000	$1,022.69	$2.55	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

AUGUST 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.1%
California — 99.1%
California GO, Series 2004 B-2, (Kindergarten), VRDN, 0.01%, 9/1/15 (LOC: Citibank N.A.)	$2,500,000	$2,500,000
California Health Facilities Financing Authority Rev., Series 1988 B, (Catholic Healthcare), VRDN, 0.15%, 9/2/15 (NATL-RE)(LOC: JPMorgan Chase Bank N.A.)	1,700,000	1,700,000
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 5.00%, 8/15/16	1,000,000	1,044,719
California Infrastructure & Economic Development Bank Rev., (Bay Area Toll Bridges), VRDN, 0.05%, 9/3/15 (LOC: MUFG Union Bank N.A.)	2,030,000	2,030,000
California Infrastructure & Economic Development Bank Rev., (Catalina Museum Project), VRDN, 0.05%, 9/3/15 (LOC: Bank of the West)	1,000,000	1,000,000
California Infrastructure & Economic Development Bank Rev., (Columbia College), VRDN, 0.06%, 9/3/15 (LOC: Rabobank Nederland N.V.)	3,285,000	3,285,000
California Infrastructure & Economic Development Bank Rev., (Goodwill Industries of Orange County), VRDN, 0.07%, 9/3/15 (LOC: Wells Fargo Bank N.A.)	2,425,000	2,425,000
California Infrastructure & Economic Development Bank Rev., (Kennfoods USA), VRDN, 0.04%, 9/3/15 (LOC: Bank of the West)	1,190,000	1,190,000
California Infrastructure & Economic Development Bank Rev., (SRI International), VRDN, 0.03%, 9/3/15 (LOC: Wells Fargo Bank N.A.)	6,200,000	6,200,000
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (iWorks, Inc.), VRDN, 0.03%, 9/3/15 (LOC: City National Bank and FHLB)	1,335,000	1,335,000
California Municipal Finance Authority Rev., Series 2008 A, (Central Coast YMCA), VRDN, 0.07%, 9/3/15 (LOC: Pacific Capital Bank N.A. and FHLB)	5,080,000	5,080,000
California Municipal Finance Authority Rev., Series 2010 A, (Southwest Community Health Center), VRDN, 0.05%, 9/3/15 (LOC: Comerica Bank)	3,905,000	3,905,000
California Municipal Finance Authority Rev., Series 2012 A, (High Desert Partnership in Academic Excellence Foundation), VRDN, 0.05%, 9/3/15 (LOC: MUFG Union Bank N.A.)	2,000,000	2,000,000
California Pollution Control Financing Authority Rev., (Musco Family Olive), VRDN, 0.07%, 9/3/15 (LOC: Bank of the West)	3,200,000	3,200,000
California Pollution Control Financing Authority Rev., Series 1996 E, (Pacific Gas & Electric Co.), VRDN, 0.01%, 9/1/15 (LOC: JPMorgan Chase Bank N.A.)	3,800,000	3,800,000
California Pollution Control Financing Authority Rev., Series 2010 A, (Alameda Country Industries), VRDN, 0.04%, 9/2/15 (LOC: Bank of the West)	2,460,000	2,460,000
California State Enterprise Development Authority Rev., (Community Hospice, Inc.), VRDN, 0.02%, 9/3/15 (LOC: Bank of Stockton and FHLB)	3,595,000	3,595,000
California State Enterprise Development Authority Rev., (Humane Society Silicon Valley), VRDN, 0.02%, 9/3/15 (LOC: First Republic Bank and FHLB)	6,395,000	6,395,000
California State Enterprise Development Authority Rev., (LBM Partnership LP), VRDN, 0.03%, 9/3/15 (LOC: Wells Fargo Bank N.A.)	2,750,000	2,750,000

7

	Principal Amount	Value
California State University PUTTERs Rev., Series 2008-2646Z, VRDN, 0.10%, 9/3/15 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	$3,590,000	$3,590,000
California Statewide Communities Development Authority Rev., (Goodwill of Santa Cruz), VRDN, 0.11%, 9/3/15 (LOC: Wells Fargo Bank N.A.)	2,200,000	2,200,000
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 87-8), VRDN, 0.01%, 9/1/15 (LOC: State Street Bank & Trust Co.)	1,100,000	1,100,000
City of Los Angeles GO, 2.00%, 6/30/16	5,000,000	5,069,469
City of Oakland GO, Series 2015 A, 2.00%, 1/15/16	1,865,000	1,877,369
City of Oroville Rev., Series 2012 A, (Oroville Hospital), VRDN, 0.05%, 9/3/15 (LOC: Comerica Bank)	6,135,000	6,135,000
City of Reedley COP, (Mennonite Brethren Homes), VRDN, 0.03%, 9/3/15 (LOC: Bank of the Sierra and FHLB)	7,000,000	7,000,000
City of Riverside Water Rev., Series 2011 A, VRN, 0.06%, 9/3/15	10,560,000	10,560,000
Contra Costa County Public Financing Authority Rev., Series 2015 B, (Capital Projects), 3.00%, 6/1/16	1,000,000	1,019,755
County of Los Angeles Rev., 5.00%, 6/30/16	3,500,000	3,636,064
County of Riverside Rev., Series 2014 D, 1.50%, 10/14/15	5,000,000	5,007,998
County of San Bernardino Rev., Series 2004 A, (WLP Parkview Place Apartments), VRDN, 0.04%, 9/3/15 (LOC: FNMA)	3,420,000	3,420,000
County of Yolo Rev., (Beckett Hall, Inc.), VRDN, 0.08%, 9/3/15 (LOC: Bank of the West and California State Teacher's Retirement System)	6,375,000	6,375,000
Eastern Municipal Water District Water & Sewer Rev., Series 2012 A, VRN, 0.06%, 9/3/15	4,000,000	4,000,000
Eastern Municipal Water District Water & Sewer Rev., Series 2013 A, (Flexible Index Mode), VRN, 0.06%, 9/3/15	6,000,000	6,000,000
Hesperia Public Financing Authority Rev., (1993 Street Improvement Project), VRDN, 0.09%, 9/2/15 (LOC: Bank of the West)	1,000,000	1,000,000
Hesperia Public Financing Authority Rev., Series 1998 B, (Water & Administration Facilities), VRDN, 0.09%, 9/2/15 (LOC: Bank of the West)	710,000	710,000
Irvine Ranch Water District Rev., Series 2011 A-1, VRN, 0.05%, 9/3/15	2,000,000	2,000,000
Irvine Ranch Water District Rev., Series 2011 A-2, VRN, 0.05%, 9/3/15	5,000,000	5,000,000
JP Morgan Chase PUTTERs/DRIVERs Trust, Series 2011-4005Z, VRDN, 0.10%, 9/3/15 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	6,590,000	6,590,000
Los Angeles County Community Development Commission COP, (Willowbrook Partnership), VRDN, 0.06%, 9/2/15 (LOC: Wells Fargo Bank N.A.)	2,300,000	2,300,000
Metropolitan Water District of Southern California Rev., Series 2009 A-2, VRN, 0.07%, 9/3/15	3,250,000	3,250,000
Metropolitan Water District of Southern California Rev., Series 2011 A-1, VRN, 0.04%, 9/3/15	7,500,000	7,500,000
Metropolitan Water District of Southern California Rev., Series 2015 E, VRN, 0.09%, 9/3/15	7,000,000	7,000,000
Monterey Peninsula Water Management District COP, (Wastewater Reclamation), VRDN, 0.03%, 9/3/15 (LOC: Wells Fargo Bank N.A.)	2,700,000	2,700,000
Pittsburg Public Financing Authority Rev., VRDN, 0.03%, 9/3/15 (LOC: Bank of the West)	3,395,000	3,395,000
Santa Clara County Housing Authority Rev., Series 2003 A, VRDN, 0.04%, 9/3/15 (LOC: Citibank N.A.)	1,230,000	1,230,000

8

	Principal Amount	Value
State of California Puttable Floating Options Rev., VRDN, 0.09%, 9/3/15 (AGM)(LIQ FAC: Bank of America N.A.)(1)	$3,480,000	$3,480,000
State of California Puttable Floating Options Rev., VRDN, 0.15%, 9/3/15 (LIQ FAC: Bank of America N.A.)(1)	5,000,000	5,000,000
Town of Apple Valley COP, (Public Facilities Financing), VRDN, 0.05%, 9/3/15 (LOC: MUFG Union Bank N.A.)	1,480,000	1,480,000
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.01%, 9/3/15 (SBBPA: JPMorgan Chase Bank N.A.)	2,790,000	2,790,000
Town of Hillsborough COP, Series 2006 A, (Water & Sewer System), VRDN, 0.01%, 9/3/15 (SBBPA: JPMorgan Chase Bank N.A.)	7,075,000	7,075,000
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 0.87%, 9/3/15 (LOC: BNP Paribas)	12,475,000	12,475,000
TOTAL INVESTMENT SECURITIES — 99.1%		197,860,374
OTHER ASSETS AND LIABILITIES — 0.9%		1,783,133
TOTAL NET ASSETS — 100.0%		$199,643,507

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
COP	-	Certificates of Participation
DRIVERs	-	Derivative Inverse Tax-Exempt Receipts
FHLB	-	Federal Home Loan Bank
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PUTTERs	-	Puttable Tax-Exempt Receipts
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $18,660,000, which represented 9.3% of total net assets.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

AUGUST 31, 2015
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$197,860,374
Cash	686,235
Receivable for investments sold	790,000
Receivable for capital shares sold	224,194
Interest receivable	144,025
199,704,828

Liabilities
Payable for capital shares redeemed	44,634
Accrued management fees	16,687
61,321

Net Assets	$199,643,507

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	199,642,797

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$199,642,803
Undistributed net realized gain	704
$199,643,507

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED AUGUST 31, 2015
Investment Income (Loss)
Income:
Interest	$284,825

Expenses:
Management fees	1,025,989
Trustees' fees and expenses	11,158
Other expenses	52
1,037,199
Fees waived	(773,052)
264,147

Net investment income (loss)	20,678

Net realized gain (loss) on investment transactions	2,697

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,375

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2015 AND AUGUST 31, 2014
Increase (Decrease) in Net Assets	August 31, 2015	August 31, 2014
Operations
Net investment income (loss)	$20,678	$22,836
Net realized gain (loss)	2,697	5,114
Net increase (decrease) in net assets resulting from operations	23,375	27,950

Distributions to Shareholders
From net investment income	(20,678)	(22,836)

Capital Share Transactions
Proceeds from shares sold	56,838,279	67,371,636
Proceeds from reinvestment of distributions	20,265	22,032
Payments for shares redeemed	(78,259,625)	(87,438,069)
Net increase (decrease) in net assets from capital share transactions	(21,401,081)	(20,044,401)

Net increase (decrease) in net assets	(21,398,384)	(20,039,287)

Net Assets
Beginning of period	221,041,891	241,081,178
End of period	$199,643,507	$221,041,891

Transactions in Shares of the Fund
Sold	56,838,279	67,371,636
Issued in reinvestment of distributions	20,265	22,032
Redeemed	(78,259,625)	(87,438,069)
Net increase (decrease) in shares of the fund	(21,401,081)	(20,044,401)

See Notes to Financial Statements.

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Notes to Financial Statements

AUGUST 31, 2015

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended August 31, 2015 was 0.49% before waiver and 0.12% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

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6. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$20,678	$22,836
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2015, the fund had accumulated long-term gains for federal income tax purposes of $704.

7. Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds. The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors. In response to the amendments to the rules, beginning in the fall of 2016, the board will have the ability to impose a liquidity fee or suspend redemptions in times of severe market stress and the fund will only be available to shareholders who are retail investors. The fund will continue to offer a stable NAV. Management anticipates there will be no changes to the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2015	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.13%	0.50%	0.01%	(0.36)%	$199,644
2014	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.16%	0.50%	0.01%	(0.33)%	$221,042
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.28%	0.50%	0.01%	(0.21)%	$241,081
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$263,397
2011	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.38%	0.50%	0.01%	(0.11)%	$299,366

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2015

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was in the first quartile of its peer group for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

22

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. Given the industry-wide proliferation of fee waivers to support positive money market fund yields, the Board recognized that net fee comparisons may be less statistically relevant than in prior years. With that in mind, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

23

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $20,678 as exempt interest dividends for the fiscal year ended August 31, 2015.

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Notes

26

Notes

27

Notes

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American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86901 1510

ANNUAL REPORT	AUGUST 31, 2015

California Intermediate-Term Tax-Free Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market Relatively Stable Overall (Ex-Puerto Rico and Chicago) in a Period of Increased Volatility

Broad market index returns for municipal bonds (munis) were mostly positive for the 12 months, primarily a carryover from favorable muni market conditions during the first five months of the reporting period. During those first five months (mostly during late 2014), the muni market was still rebounding after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

Positive momentum from 2014 carried into January 2015, then reversed during the next four months. We believe munis struggled from February into June this year due to: 1) low, post-rally muni yields not attracting investors, 2) supply (particularly from refinancing activity) increasing while demand was declining, and 3) the downgrade of Chicago’s debt to high-yield status in May.

Deteriorating credit conditions in Puerto Rico also created headlines as the summer progressed, but the broader muni market became a bastion of stability because of its relatively high overall credit quality. During the last two months of the reporting period, comparative stability in muni market performance played out against a broader global backdrop of increased capital market volatility. This was triggered in part by China’s economic slowdown and by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are still pursuing theirs at full throttle amid generally soft global growth conditions. We expect more monetary policy divergence between the U.S. and the rest of the world in coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of August 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCITX	1.68%	3.36%	3.92%	5.45%	11/9/83
Barclays 7 Year Municipal Bond Index	—	1.77%	3.44%	4.59%	N/A(1)	—
Institutional Class	BCTIX	1.88%	3.55%	—	4.23%	3/1/10
A Class	BCIAX					3/1/10
No sales charge*		1.42%	3.08%	—	3.76%
With sales charge*		-3.12%	2.13%	—	2.89%
C Class	BCIYX	0.67%	2.33%	—	3.01%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available January 1990.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2015
Investor Class — $14,688

Barclays 7 Year Municipal Bond Index — $15,667

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Intermediate-Term Tax-Free Bond returned 1.68%* for the 12 months ended August 31, 2015. The fund’s benchmark, the Barclays 7 Year Municipal Bond Index, returned 1.77%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bonds (munis) despite a backdrop of increasing global market volatility. The muni market generally rallied during the first five months of the period, following the U.S. Treasury market higher. Global divergence of central bank policy, whereby the Federal Reserve (the Fed) was scaling back its stimulus programs as other leading central banks were increasing theirs in response to weak growth rates, created an environment in which U.S. Treasury yields were relatively more attractive than government bond yields in Europe and elsewhere. A muted inflation backdrop also aided U.S. bond returns. Furthermore, a combination of factors specific to munis, including generally improving credit conditions among issuers and modest demand for munis in the face of reduced supply, also supported broad muni market gains.

Beginning in February 2015, muni market volatility emerged and persisted into June. Mounting speculation about when the Fed would raise its federal funds rate target pushed interest rates higher, slowing demand for investment-grade fixed-income securities in general. In the muni market, demand subsided (particularly from mutual fund investors) as municipalities boosted issuance of securities ahead of the Fed’s expected interest rate hike, which most investors believed would occur later in 2015. These supply/demand factors suppressed returns. In addition, credit rating agency Moody’s downgraded Chicago’s debt to high-yield status, which put pressure on other muni issuers with large unfunded pension liabilities. Late in the period, concerns about slowing growth in China rocked the global financial markets. Investment-grade munis, which represented a source of relative stability during this market unrest, rebounded in the final two months of the period, benefiting from their quality characteristics and tax benefits.

Overall, strong performance early and late in the period more than offset the weaker results in the middle months. Longer-maturity and lower-quality munis generally fared better than shorter-maturity and the highest-quality securities. Revenue bonds outperformed general obligation (GO) bonds, and California munis generally outperformed national muni benchmarks. The fund’s underperformance versus its benchmark was due primarily to our shorter duration (less price sensitivity to interest rate changes) early in the period and our limited exposure to Puerto Rico. These factors are detailed on page 6.

Credit Improvements, Particularly in California, Negated Negative Headlines Elsewhere

Despite negative headlines regarding Chicago, Puerto Rico, and other isolated issuers, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the problems in Chicago and Puerto Rico are due largely to their own circumstances and should not be viewed as indicative of any particular systemic municipal market problem.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

From a broad fiscal standpoint, state and local finances in California and across the U.S. generally improved due to increased revenue collections and spending constraints. California’s economy gained ground, as indicated by job growth (which exceeded the U.S. average) and real estate gains. Following enactment of California’s 2015-2016 budget, which mandates contributions to the state’s “rainy day” fund and the paydown of previous deficit loans, Standard & Poor’s raised the state’s bond credit rating to “AA-,” its highest level in 14 years.

From a national credit rating perspective, muni credit-rating upgrades outpaced downgrades in the fourth quarter of 2014 and first quarter of 2015. In addition, the national muni default rate remained low. We continue to believe it is unlikely any states will default, but select isolated state, local, and commonwealth credit ratings could be pressured by special circumstances.

Short Duration Was Main Relative Performance Detractor; Security Selection Was Mixed

Early in the reporting period, we expected improving economic data and the Fed’s October 2014 conclusion of its bond purchase program to push interest rates higher. This prompted us to initiate a shorter-than-benchmark duration. We used U.S. Treasury futures as part of this duration strategy. But longer-term interest rates defied investor expectations and declined during that time frame, causing our duration strategy to detract from relative performance. With global and technical factors, rather than U.S. economic fundamentals, influencing the interest rate environment, we extended the portfolio’s duration to a neutral position by the end of 2014.

Meanwhile, security selection produced mixed results relative to the benchmark. In addition to the portfolio’s California bias compared with the national benchmark, our preference for revenue bonds over GO bonds generally aided results. Within the revenue sector, we favored lease revenue, special tax, transportation, and hospital bonds. Conversely, small positions in select Puerto Rico munis detracted from fund performance. In light of the escalating fiscal challenges facing Puerto Rico, we began reducing the portfolio’s position in the commonwealth’s munis in early 2015. By the end of July, we had exited all Puerto Rico debt. Although we no longer have any direct Puerto Rico exposure, we expect the commonwealth to continue to distract the muni market due to the sheer size and prevalence of its outstanding debt.

Global Market Volatility Likely to Persist

We believe interest rates will increase as the U.S. economy continues to improve, but the time frame for rate normalization may be extended due to weak global growth. Given this backdrop and continued uncertainty about the Fed’s monetary policy strategy, we expect market volatility to persist ahead of any action on short-term interest rates. The near-term effect this backdrop will have on muni supply remains unclear. On one hand, it may increase issuance as municipalities seek to refinance their debt and issue securities before the Fed raises rates significantly higher. On the other hand, it may lead to reduced overall muni supply as issuers have less incentive to refinance as rates rise. We have marginally increased the fund’s credit quality, believing the volatile backdrop may lead to credit spread widening (an increase in the yield differential between higher-quality and lower-quality munis of similar maturity), which would favor higher-quality securities. We expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize.

We continue to monitor the impact of California’s drought on the state economy and individual bond issuers. We do not expect the drought to have a broad impact on the credit ratings of water bond issuers within the state, given the financial strength of most water utilities. With regard to the state economy, the drought could slow growth in more agriculturally oriented areas, but they represent only 2% of California’s diverse economy.

Fund Characteristics

AUGUST 31, 2015
Portfolio at a Glance
Weighted Average Maturity	9.0 years
Average Duration (Modified)	4.5 years

Top Five Sectors	% of fund investments
Public Power	13%
Lease Revenue	11%
General Obligation (GO) - Local	11%
General Obligation (GO) - State	10%
Prerefunded	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.0%
Other Assets and Liabilities	1.0%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period(1)3/1/15 - 8/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,002.80	$2.37	0.47%
Institutional Class	$1,000	$1,003.00	$1.36	0.27%
A Class	$1,000	$1,000.70	$3.63	0.72%
C Class	$1,000	$997.80	$7.40	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
Institutional Class	$1,000	$1,023.84	$1.38	0.27%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

AUGUST 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.0%
California — 98.5%
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	$2,500,000	$3,036,650
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012, (Jackson Laboratory), 4.00%, 7/1/16	270,000	277,800
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012, (Jackson Laboratory), 5.00%, 7/1/17	1,000,000	1,073,610
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012, (Jackson Laboratory), 5.00%, 7/1/18	500,000	551,730
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2014 A, (Sharp HealthCare), 5.00%, 8/1/33	1,450,000	1,638,790
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, (Senior Lien), 0.00%, 10/1/35 (NATL-RE)(1)	9,000,000	3,781,080
Alameda Corridor Transportation Authority Rev., Series 2013 A, (Senior Lien), 5.00%, 10/1/20	3,010,000	3,525,312
Alameda Corridor Transportation Authority Rev., Series 2013 A, (Senior Lien), 5.00%, 10/1/24	2,000,000	2,391,720
Alum Rock Union Elementary School District GO, Series 2013 A, (Election of 2012), 6.00%, 8/1/39	1,500,000	1,831,530
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	700,000	817,460
Anaheim Public Financing Authority Rev., Series 2012 A, (Electric System Distribution Facilities), 5.00%, 10/1/23	1,200,000	1,443,012
Anaheim Public Financing Authority Rev., Series 2012 A, (Electric System Distribution Facilities), 5.00%, 10/1/24	2,275,000	2,711,618
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/25	1,000,000	1,191,420
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/28	1,100,000	1,280,147
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/29	1,250,000	1,443,625
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/34	3,360,000	3,800,866
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/39	1,550,000	1,740,929
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/46	2,000,000	2,233,340
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.27%, 9/3/15	5,000,000	4,919,250
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A-1, (San Francisco Bay Area), VRDN, 0.72%, 9/3/15	1,000,000	995,680
Bay Area Toll Authority Toll Bridge Rev., Series 2007 F, (San Francisco Bay Area), 5.00%, 4/1/17, Prerefunded at 100% of Par(2)	2,000,000	2,142,920
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G-1, (San Francisco Bay Area), VRDN, 1.12%, 9/3/15	2,500,000	2,475,675
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F-1, (San Francisco Bay Area), 5.25%, 4/1/19, Prerefunded at 100% of Par(2)	5,000,000	5,756,650
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F-1, (San Francisco Bay Area), 5.00%, 4/1/24	1,500,000	1,800,870
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F-1, (San Francisco Bay Area), 5.00%, 4/1/25	3,500,000	4,186,980

	Principal Amount	Value
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F-1, (San Francisco Bay Area), 5.00%, 4/1/28	$7,185,000	$8,384,176
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S-4, (San Francisco Bay Area), 5.00%, 4/1/43	5,610,000	6,229,176
Bay Area Toll Authority Toll Bridge Rev., Series 2014 B, (San Francisco Bay Area), VRDN, 1.50%, 4/2/18	3,000,000	3,029,580
Bay Area Toll Authority Toll Bridge Rev., Series 2014 E, (San Francisco Bay Area), 2.00%, 4/1/34	2,000,000	2,019,140
Bay Area Toll Authority Toll Bridge Rev., Series 2014 S-6, (San Francisco Bay Area), 5.00%, 10/1/54	8,500,000	9,246,895
California Department of Water Resources Power Supply Rev., Series 2005 F-5, 5.00%, 5/1/22	1,800,000	1,998,450
California Department of Water Resources Power Supply Rev., Series 2005 G-4, 5.00%, 5/1/16	3,230,000	3,333,231
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/18, Prerefunded at 100% of Par(2)	3,570,000	3,968,341
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	1,430,000	1,588,601
California Department of Water Resources Power Supply Rev., Series 2009 AG, (Center Valley Project), 5.00%, 12/1/19, Prerefunded at 100% of Par(2)	905,000	1,053,936
California Department of Water Resources Power Supply Rev., Series 2009 AG, (Center Valley Project), 5.00%, 12/1/25	95,000	109,614
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,159,800
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/17	5,000,000	5,376,150
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	3,000,000	3,335,430
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	7,000,000	8,009,190
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/20, Prerefunded at 100% of Par(2)	1,860,000	2,179,381
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/20, Prerefunded at 100% of Par(2)	11,165,000	13,082,142
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21	1,140,000	1,322,149
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	6,835,000	7,910,351
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/16	2,000,000	2,063,920
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/20	14,215,000	16,659,411
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/21	10,000,000	11,938,800
California Department of Water Resources Rev., Series 2014 AT, (Center Valley Project), VRDN, 0.32%, 9/3/15	4,500,000	4,483,755
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/16, Prerefunded at 100% of Par(2)	2,000,000	2,079,280
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18(2)	5,435,000	6,075,623
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18(2)	1,565,000	1,749,467
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/19(2)	4,505,000	5,187,417
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/21	750,000	871,223
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/24	930,000	1,106,216

	Principal Amount	Value
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	$1,455,000	$1,613,013
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/16	1,200,000	1,261,284
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/21	750,000	884,730
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18	500,000	551,690
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/19	700,000	776,279
California Educational Facilities Authority Rev., (Santa Clara University), 5.25%, 4/1/23	2,000,000	2,210,600
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/15, Prerefunded at 100% of Par(2)	70,000	70,562
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/33	1,000,000	1,127,350
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/36	975,000	982,829
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	2,100,000	2,367,309
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	2,950,000	3,257,360
California Educational Facilities Authority Rev., Series 2010 A, (Loyola Marymount University), 5.00%, 10/1/30	1,365,000	1,530,192
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/15	1,240,000	1,248,730
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/17	1,000,000	1,077,720
California Educational Facilities Authority Rev., Series 2015 A, (University of Southern California), 5.00%, 10/1/25	1,875,000	2,353,687
California GO, 5.00%, 9/1/15	9,115,000	9,115,000
California GO, 5.00%, 11/1/16 (Ambac)	1,575,000	1,661,830
California GO, 5.00%, 9/1/17	2,500,000	2,716,425
California GO, 5.00%, 10/1/17	2,170,000	2,364,996
California GO, 5.50%, 4/1/18	2,535,000	2,836,259
California GO, 5.00%, 8/1/18	2,260,000	2,403,826
California GO, 5.00%, 9/1/18	1,000,000	1,120,440
California GO, 5.00%, 9/1/19	7,645,000	8,778,295
California GO, 5.00%, 3/1/20	1,690,000	1,852,730
California GO, 5.00%, 8/1/20	5,000,000	5,316,700
California GO, 5.25%, 10/1/20	5,000,000	5,826,250
California GO, 5.00%, 3/1/22	5,000,000	5,116,550
California GO, 5.00%, 9/1/22	2,000,000	2,393,460
California GO, 5.00%, 3/1/23	10,000,000	11,997,900
California GO, 5.50%, 4/1/24	4,600,000	5,319,762
California GO, 5.00%, 8/1/24	1,260,000	1,337,629
California GO, 5.00%, 8/1/26(3)	4,800,000	5,805,504
California GO, 5.00%, 12/1/26	1,045,000	1,246,716
California GO, 5.00%, 2/1/27	14,000,000	16,362,500
California GO, 5.00%, 2/1/28	5,795,000	6,742,367
California GO, 5.00%, 3/1/28	8,000,000	9,467,840
California GO, 5.75%, 4/1/28	5,000,000	5,808,900
California GO, 5.00%, 11/1/29	2,625,000	3,066,840

	Principal Amount	Value
California GO, 5.75%, 4/1/31	$5,000,000	$5,793,650
California GO, 5.00%, 11/1/32	1,890,000	2,044,394
California GO, 6.50%, 4/1/33	5,000,000	5,924,750
California GO, 6.00%, 4/1/38	3,000,000	3,496,650
California GO, Series 2012 B, VRN, 0.92%, 9/3/15	2,000,000	2,018,600
California GO, Series 2012 B, VRN, 1.02%, 9/3/15	800,000	811,312
California GO, Series 2012 B, VRN, 1.17%, 9/3/15	960,000	981,802
California GO, VRDN, 4.00%, 12/1/16	3,000,000	3,081,660
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/18	1,000,000	1,117,840
California Health Facilities Financing Authority Rev., (NCROC Paradise Valley Estates), 5.70%, 12/1/24 (Ambac/California Mortgage Insurance)	1,455,000	1,650,086
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	2,000,000	2,026,960
California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.00%, 10/1/17	1,400,000	1,526,406
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.50%, 8/15/17	1,000,000	1,097,340
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.25%, 8/15/22	3,335,000	3,751,408
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,229,656
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,355,000	1,373,265
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.25%, 10/1/18, Prerefunded at 100% of Par(2)	3,250,000	3,785,080
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	40,000	46,876
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	2,085,000	2,443,411
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.00%, 7/1/18	3,000,000	3,329,460
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.25%, 11/1/29	5,000,000	5,915,650
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.50%, 7/1/29	1,500,000	1,708,230
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	1,000,000	1,144,450
California Health Facilities Financing Authority Rev., Series 2009 C, (St. Joseph Health System), VRDN, 5.00%, 10/18/22	11,020,000	13,169,782
California Health Facilities Financing Authority Rev., Series 2010 A, (Stanford Hospital), 5.00%, 11/15/25	2,000,000	2,281,480
California Health Facilities Financing Authority Rev., Series 2011 B, (St. Joseph Health System), VRDN, 0.01%, 9/1/15 (LOC: U.S. Bank N.A.)	2,900,000	2,900,000
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,000,000	1,182,820
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/18	1,305,000	1,462,044
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/22	1,650,000	1,972,954
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	1,000,000	1,087,370

	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2012 B, (Lucile Salter Packard Children's Hospital), 5.00%, 8/15/25	$5,855,000	$6,793,791
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	890,000	995,607
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	4,000,000	4,361,240
California Infrastructure & Economic Development Bank Rev., (Columbia College), VRDN, 0.06%, 9/3/15 (LOC: Rabobank Nederland N.V.)	1,520,000	1,520,000
California Infrastructure & Economic Development Bank Rev., Series 2000 A, (Scripps Research Institute), 5.625%, 7/1/20	675,000	677,970
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridges Seismic Retrofit 1st Lien), 5.125%, 7/1/26, Prerefunded at 100% of Par (Ambac)(2)	5,000,000	6,389,000
California Infrastructure & Economic Development Bank Rev., Series 2010 A, (University of California, San Francisco Neuroscience Building), 5.00%, 5/15/22	3,735,000	4,346,681
California Infrastructure & Economic Development Bank Rev., Series 2011 A-1, (J. Paul Getty Trust), VRDN, 0.30%, 9/3/15	5,000,000	5,009,300
California Infrastructure & Economic Development Bank Rev., Series 2012 A-1, (J. Paul Getty Trust), 4.00%, 10/1/15	975,000	978,227
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.89%, 9/3/15	3,000,000	3,086,640
California Infrastructure & Economic Development Bank Rev., Series 2015 A, (The Colburn School), VRDN, 1.02%, 9/3/15	4,375,000	4,351,856
California Infrastructure & Economic Development Bank Rev., Series 2015 B-2, (J. Paul Getty Trust), VRDN, 0.30%, 9/3/15	2,750,000	2,730,090
California Municipal Finance Authority Rev., (Community Hospitals Central), 5.00%, 2/1/17	2,000,000	2,112,860
California Municipal Finance Authority Rev., Series 2007, (Loma Linda University), 5.00%, 4/1/23	1,145,000	1,189,964
California Municipal Finance Authority Rev., Series 2007, (Loma Linda University), 5.00%, 4/1/28	2,000,000	2,060,100
California Municipal Finance Authority Rev., Series 2008 A, (Biola University), 5.00%, 10/1/18	1,000,000	1,095,380
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.00%, 7/1/19	605,000	672,464
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.25%, 7/1/21	1,760,000	1,997,494
California Municipal Finance Authority Rev., Series 2010 A, (University of Louisiana Verne), 5.00%, 6/1/17	2,290,000	2,422,202
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 5.75%, 1/1/33	2,250,000	2,584,800
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 6.00%, 1/1/42	1,000,000	1,193,450
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/22	1,000,000	1,143,880
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/23	520,000	599,409
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/25	1,925,000	2,238,582
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/27	295,000	335,810
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/28	735,000	826,177
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/29	1,000,000	1,115,600

	Principal Amount	Value
California Municipal Finance Authority Rev., Series 2015 B, (Azusa Pacific University), 5.00%, 4/1/27	$1,165,000	$1,301,305
California Pollution Control Financing Authority Rev., Series 1996 C, (Pacific Gas & Electric Co.), VRDN, 0.01%, 9/1/15 (LOC: JPMorgan Chase Bank N.A.)	3,300,000	3,300,000
California Public Works Board Lease Rev., Series 2006 A, (California State University), 5.00%, 10/1/16 (NATL-RE/FGIC)	1,500,000	1,576,020
California Public Works Board Lease Rev., Series 2009 A, (Department of General Services - Building 8 & 9), 6.25%, 4/1/34	2,435,000	2,850,533
California Public Works Board Lease Rev., Series 2009 B, (Department of Education - Riverside Campus), 6.00%, 4/1/27	2,130,000	2,476,743
California Public Works Board Lease Rev., Series 2009 I-1, (Various Capital Projects), 6.375%, 11/1/34	2,500,000	3,000,125
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/15	4,000,000	4,048,720
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	2,000,000	2,401,080
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/21	3,000,000	3,533,550
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/22	2,100,000	2,504,691
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/23	2,000,000	2,358,240
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,800,000	2,111,544
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	4,545,000	5,064,175
California Public Works Board Lease Rev., Series 2012 D, (California State University Projects), 5.00%, 9/1/36	1,000,000	1,109,440
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 4.00%, 11/1/17	1,250,000	1,340,112
California Public Works Board Lease Rev., Series 2013 H, (California State University Projects), 5.00%, 9/1/38	4,500,000	5,054,220
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	2,400,000	2,708,208
California Public Works Board Lease Rev., Series 2014 A, (Various Correctional Facilities), 5.00%, 9/1/25	5,000,000	6,007,750
California School Finance Authority Rev., Series 2015 A, (Alliance for College-Ready Public School Project), 3.00%, 7/1/19(4)	1,025,000	1,033,610
California School Finance Authority Rev., Series 2015 A, (Alliance for College-Ready Public School Project), 3.00%, 7/1/20(4)	1,115,000	1,116,204
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/20	1,250,000	1,479,412
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/24	5,000,000	5,873,850
California State University Systemwide Rev., Series 2014 A, 5.00%, 11/1/32	1,750,000	2,040,832
California State University Systemwide Rev., Series 2015 A, 5.00%, 11/1/18	1,800,000	2,032,254
California State University Systemwide Rev., Series 2015 A, 5.00%, 11/1/19	1,000,000	1,156,310
California State University Systemwide Rev., Series 2015 A, 5.00%, 11/1/21	1,000,000	1,196,580
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/16	750,000	788,400
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/17	815,000	885,017

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 4.00%, 11/1/18	$200,000	$217,898
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/18	515,000	574,622
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 4.00%, 11/1/19	200,000	221,440
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/20	100,000	116,548
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 4.00%, 11/1/21	150,000	167,426
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/22	125,000	148,205
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/23	150,000	179,744
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/24	200,000	239,968
California Statewide Communities Development Authority Rev., (John Muir Health), 5.00%, 7/1/20	2,225,000	2,552,542
California Statewide Communities Development Authority Rev., (Southern California Edison Co.), VRDN, 1.375%, 4/2/18	1,775,000	1,780,840
California Statewide Communities Development Authority Rev., (St. Joseph Remarketing), 5.125%, 7/1/24 (NATL-RE)	2,000,000	2,224,020
California Statewide Communities Development Authority Rev., (Trinity Health Corp.), 5.00%, 12/1/41	1,570,000	1,740,109
California Statewide Communities Development Authority Rev., Series 2002 B, (Pooled Financing Program), 5.20%, 10/1/18 (AGM)	440,000	441,782
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.30%, 11/1/18	1,480,000	1,564,227
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.40%, 11/1/27	1,000,000	1,035,550
California Statewide Communities Development Authority Rev., Series 2007 A, (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/1/17, Prerefunded at 100% of Par (California Mortgage Insurance)(2)	1,000,000	1,090,840
California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 4.80%, 7/15/17(2)	1,325,000	1,401,969
California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 5.00%, 7/15/17, Prerefunded at 100% of Par(2)	2,460,000	2,663,393
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/19	1,450,000	1,651,173
California Statewide Communities Development Authority Rev., Series 2009 E-2, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	5,000,000	5,359,400
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	8,400,000	9,220,344
California Statewide Communities Development Authority Rev., Series 2014 A, (Loma Linda University Medical Center), 5.25%, 12/1/29	1,500,000	1,617,810
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/22	475,000	553,380
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/23	600,000	703,770
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/24	750,000	887,003
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/25	800,000	932,104
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/26	885,000	1,023,299

	Principal Amount	Value
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/27	$1,880,000	$2,161,173
California Statewide Communities Development Authority Rev., Series 2014 B, (Los Angeles Jewish Home), 3.00%, 8/1/21 (GA: Jewish Home Foundation/California Mortgage Insurance)	3,900,000	3,959,592
California Statewide Communities Development Authority Rev., Series 2015 A, (Adventist Health System/West), 5.00%, 3/1/23	1,190,000	1,386,148
California Statewide Communities Development Authority Rev., Series 2015 A, (Adventist Health System/West), 5.00%, 3/1/24	800,000	939,040
California Statewide Communities Development Authority Rev., Series 2015 A, (Adventist Health System/West), 5.00%, 3/1/25	750,000	885,683
California Statewide Communities Development Authority Rev., Series 2015 A, (Adventist Health System/West), 5.00%, 3/1/26	1,000,000	1,184,150
California Statewide Communities Development Authority Rev., Series 2015 A, (Adventist Health System/West), 5.00%, 3/1/27	1,590,000	1,859,807
Calleguas-Las Virgenes Public Financing Authority Rev., Series 2007 A, (Municipal Water District), 5.00%, 7/1/16, Prerefunded at 100% of Par (NATL-RE/FGIC)(2)	1,000,000	1,040,070
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 87-1), 5.00%, 9/1/18 (Ambac)	3,115,000	3,250,658
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Merged and Amended Project Area), 4.00%, 10/1/15	625,000	626,994
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Merged and Amended Project Area), 4.00%, 10/1/16	525,000	545,375
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Merged and Amended Project Area), 4.00%, 10/1/17	675,000	719,672
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Project Area No. 1), 5.00%, 10/1/19 (AGM)	315,000	356,495
Chaffey Joint Union High School District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/30	3,125,000	3,595,687
Chaffey Joint Union High School District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/32	1,220,000	1,393,545
Chula Vista Rev., Series 2006 A, (San Diego Gas and Electric), 1.65%, 7/1/18	8,165,000	8,171,287
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 4.00%, 9/1/18	740,000	790,919
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 4.00%, 9/1/19	390,000	421,610
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 5.00%, 9/1/20	545,000	616,221
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 5.00%, 9/1/22	520,000	597,958
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 5.00%, 9/1/24	575,000	667,397
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 15-1), 2.00%, 9/2/16	850,000	862,351
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 15-1), 4.00%, 9/2/17	360,000	381,838
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	850,000	901,561
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	875,000	945,403
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 15-1), 4.00%, 9/2/19	1,375,000	1,505,006
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	1,400,000	1,534,288

	Principal Amount	Value
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 15-1), 5.00%, 9/2/26	$500,000	$594,485
City of La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/20	640,000	716,275
City of La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/21	315,000	354,233
City of La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/22	225,000	253,663
City of Riverside Sewer Rev., Series 2015 A, 5.00%, 8/1/25	1,630,000	1,962,373
City of Riverside Sewer Rev., Series 2015 A, 5.00%, 8/1/26	3,400,000	4,041,580
City of Roseville Water Utility COP, 5.00%, 12/1/26(3)	1,690,000	2,052,251
City of Roseville Water Utility COP, 5.00%, 12/1/27(3)	2,250,000	2,702,745
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, (Election of 2004), 0.00%, 8/1/24 (NATL-RE)(1)	5,935,000	4,728,830
Corcoran Joint Unified School District COP, VRDN, 2.70%, 12/1/21 (AGM)	4,500,000	4,506,165
Del Mar Race Track Authority Rev., 4.00%, 10/1/20(4)	1,330,000	1,436,067
East Side Union High School District GO, Series 2012, 5.00%, 8/1/25	1,405,000	1,633,355
East Side Union High School District GO, Series 2013, 5.00%, 8/1/29	2,450,000	2,802,236
Eastern Municipal Water District Water & Sewer COP, Series 2008 H, 5.00%, 7/1/24	1,000,000	1,108,530
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	600,000	618,972
Fairfield Redevelopment Agency Tax Allocation Rev., 4.00%, 8/1/16	1,525,000	1,576,011
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, Series 2014, 4.00%, 10/1/15	570,000	571,864
Folsom Cordova Unified School District No. 4 Facilities Improvement GO, Series 2014 A, (Election of 2012), 4.00%, 10/1/15	605,000	606,960
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 1995 A, (Senior Lien), 0.00%, 1/1/26(1)(2)	10,000,000	7,669,000
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2013 A, 0.00%, 1/15/24(5)	1,600,000	1,204,464
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2013 A, 0.00%, 1/15/42(1)	4,820,000	1,364,687
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 A, 6.00%, 1/15/49	3,000,000	3,513,960
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-1, VRDN, 5.00%, 1/15/18	3,750,000	3,979,612
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-2, VRDN, 5.00%, 1/15/20	5,000,000	5,494,800
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-3, VRDN, 5.50%, 1/15/23	2,750,000	3,169,375
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 C, (Junior Lien), 6.25%, 1/15/33	3,000,000	3,532,110
Golden State Tobacco Securitization Corp. Settlement Rev., Capital Appreciation, Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	2,000,000	1,484,960
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 4.50%, 6/1/27	1,270,000	1,212,152
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	1,250,000	1,062,638
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/21	1,000,000	1,174,900
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/29	6,650,000	7,568,232

	Principal Amount	Value
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	$1,000,000	$1,132,910
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2015 A, 3.00%, 6/1/17	1,000,000	1,040,970
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2015 A, 4.00%, 6/1/18	2,885,000	3,123,647
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2015 A, 5.00%, 6/1/19	1,000,000	1,138,250
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2015 A, 5.00%, 6/1/20	1,000,000	1,159,990
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2015 A, 5.00%, 6/1/21	1,000,000	1,174,900
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/25	680,000	809,880
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/26	685,000	808,019
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.25%, 8/1/27	750,000	903,915
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,750,000	1,939,245
Huntington Beach Union High School District GO, 5.00%, 8/1/26	3,030,000	3,593,277
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	1,110,000	1,231,934
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	1,175,000	1,258,966
Irvine Community Facilities District No. 2013-3 Special Tax Rev., (Great Park Improvement Area No.1), 5.00%, 9/1/39	1,000,000	1,076,000
Irvine Ranch Water District Rev., Series 2009 B, VRDN, 0.01%, 9/1/15 (LOC: Bank of America N.A.)	3,900,000	3,900,000
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 4.75%, 9/1/16	600,000	617,736
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 5.00%, 9/1/20	745,000	767,700
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/23	625,000	734,519
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/24	680,000	805,406
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/25	1,000,000	1,168,750
La Quinta Redevelopment Successor Agency Tax Allocation Rev., Series 2013 A, (La Quinta Redevelopment Project Areas 1&2), 5.00%, 9/1/19	1,150,000	1,303,123
La Quinta Redevelopment Successor Agency Tax Allocation Rev., Series 2013 A, (La Quinta Redevelopment Project Areas 1&2), 5.00%, 9/1/20	1,045,000	1,200,956
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.00%, 11/15/35	1,215,000	1,365,964
Long Beach Harbor Rev., Series 2014 C, 5.00%, 11/15/18	22,000,000	24,867,920
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/23	650,000	749,112
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/24	250,000	290,110
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/25	500,000	578,935
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/27	800,000	907,448
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/28	600,000	674,040

	Principal Amount	Value
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/40	$2,500,000	$2,688,900
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(5)	2,100,000	1,564,437
Los Altos Elementary School District GO, 5.00%, 8/1/16, Prerefunded at 100% of Par (Ambac)(2)	1,045,000	1,090,865
Los Altos Elementary School District GO, 5.00%, 8/1/19 (Ambac)	1,455,000	1,519,835
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/17, Prerefunded at 100% of Par (NATL-RE/FGIC)(2)	2,000,000	2,169,640
Los Angeles Community College District GO, Series 2015 C, 5.00%, 6/1/26	2,115,000	2,637,067
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/21	1,195,000	1,397,756
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/22	1,000,000	1,185,520
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	1,955,000	2,332,608
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2008 B, (Proposition A), 5.00%, 7/1/31	1,000,000	1,096,870
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2010 A, (General Union Station), 5.00%, 7/1/20	3,000,000	3,477,870
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2013 A, (Proposition A), 5.00%, 7/1/21	2,470,000	2,953,453
Los Angeles County Redevelopment Authority Tax Allocation Rev., Series 2013 D, (Redevelopment Project Areas), 4.00%, 9/1/15	2,000,000	2,000,000
Los Angeles County Redevelopment Authority Tax Allocation Rev., Series 2013 D, (Redevelopment Project Areas), 5.00%, 9/1/16	2,000,000	2,089,640
Los Angeles County Redevelopment Authority Tax Allocation Rev., Capital Appreciation, Series 2013 E, (Covina Revitalization Redevelopment Project No. 1), 0.00%, 12/1/19 (AGM)(1)	1,500,000	1,370,160
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro, Inc.), 3.00%, 11/15/21 (California Mortgage Insurance)	1,170,000	1,177,488
Los Angeles County Regional Financing Authority Rev., Series 2014 B-2, (MonteCedro, Inc.), 3.00%, 11/15/20 (California Mortgage Insurance)	950,000	956,489
Los Angeles County Regional Financing Authority Rev., Series 2014 B-3, (MonteCedro, Inc.), 2.50%, 11/15/20 (California Mortgage Insurance)	2,000,000	2,010,640
Los Angeles County Sanitation Districts Financing Authority Rev., Series 2015 A, (Capital Projects), 5.00%, 10/1/23	2,855,000	3,453,979
Los Angeles County Sanitation Districts Financing Authority Rev., Series 2015 A, (Capital Projects), 5.00%, 10/1/26	2,700,000	3,286,845
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.00%, 5/15/18	750,000	834,375
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	3,000,000	3,383,430
Los Angeles Department of Airports Rev., Series 2010 D, (Los Angeles International Airport), 5.00%, 5/15/24	3,040,000	3,528,832
Los Angeles Department of Airports Rev., Series 2015 C, (Los Angeles International Airport), 5.00%, 5/15/26	1,500,000	1,808,880
Los Angeles Department of Airports Rev., Series 2015 C, (Los Angeles International Airport), 5.00%, 5/15/27	1,280,000	1,524,762
Los Angeles Department of Water & Power System Rev., Series 2001 B-2, VRDN, 0.01%, 9/1/15 (SBBPA: Royal Bank of Canada)	3,500,000	3,500,000
Los Angeles Department of Water & Power System Rev., Series 2008 A-1, 5.25%, 7/1/38	5,000,000	5,507,150
Los Angeles Department of Water & Power System Rev., Series 2008 A-2, 5.25%, 7/1/32	3,535,000	3,915,366

	Principal Amount	Value
Los Angeles Department of Water & Power System Rev., Series 2011 A, 4.00%, 7/1/16	$1,000,000	$1,032,220
Los Angeles Department of Water & Power System Rev., Series 2011 A, 5.00%, 7/1/18	780,000	870,418
Los Angeles Department of Water & Power System Rev., Series 2012 A, 5.00%, 7/1/26	1,000,000	1,169,470
Los Angeles Department of Water & Power System Rev., Series 2012 C, 5.00%, 1/1/16	8,750,000	8,786,050
Los Angeles Department of Water & Power System Rev., Series 2012 C, 5.00%, 7/1/24	1,500,000	1,809,465
Los Angeles Department of Water & Power System Rev., Series 2013 B, 5.00%, 7/1/27	6,470,000	7,626,707
Los Angeles Department of Water & Power System Rev., Series 2014 B, 5.00%, 7/1/25	700,000	842,282
Los Angeles Department of Water & Power System Rev., Series 2014 B, 5.00%, 7/1/26	1,300,000	1,542,554
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	1,225,000	1,460,298
Los Angeles Municipal Improvement Corp. Rev., Series 2012 C, 5.00%, 3/1/25	3,000,000	3,444,870
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	1,700,000	1,931,727
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(2)	4,000,000	4,156,520
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(2)	175,000	181,923
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/18 (FGIC)	1,055,000	1,097,791
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	2,000,000	2,133,800
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	4,000,000	4,559,720
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	3,000,000	3,492,870
Los Angeles Unified School District GO, Series 2011 A-1, 4.00%, 7/1/17	1,000,000	1,063,790
Los Angeles Unified School District GO, Series 2011 A-1, 5.00%, 7/1/18	2,565,000	2,865,413
Los Angeles Unified School District GO, Series 2011 A-1, 5.00%, 7/1/24	5,140,000	6,046,953
Los Angeles Unified School District GO, Series 2011 A-2, 5.00%, 7/1/21	3,000,000	3,556,770
Los Angeles Unified School District GO, Series 2014 B, 5.00%, 7/1/18	6,665,000	7,445,605
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/24	5,000,000	6,129,500
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/26	3,555,000	4,296,182
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/27	1,050,000	1,261,029
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/30	1,155,000	1,357,529
Los Angeles Wastewater System Rev., Series 2009 A, 5.75%, 6/1/19, Prerefunded at 100% of Par(2)	1,650,000	1,937,611
Los Angeles Wastewater System Rev., Series 2009 A, 5.75%, 6/1/34	1,325,000	1,529,487
M-S-R Energy Authority Rev., Series 2009 B, 7.00%, 11/1/34 (GA: Citigroup, Inc.)	5,000,000	6,838,250

	Principal Amount	Value
M-S-R Energy Authority Rev., Series 2009 B, 6.50%, 11/1/39 (GA: Citigroup, Inc.)	$1,000,000	$1,314,070
Metropolitan Water District of Southern California Rev., Series 2011 A-2, VRDN, 0.40%, 9/3/15	10,000,000	9,976,500
Metropolitan Water District of Southern California Rev., Series 2011 A-4, VRDN, 0.40%, 9/3/15	5,000,000	4,988,250
Mount San Antonio Community College District GO, Capital Appreciation, Series 2005 A, (Election of 2001), 0.00%, 8/1/16 (NATL-RE)(1)(2)	5,000,000	4,989,150
Mount San Antonio Community College District GO, Series 2013 A, (Election of 2008), 5.00%, 8/1/34	2,000,000	2,301,240
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/17	1,000,000	1,076,720
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/21	1,200,000	1,384,476
Natomas Unified School District GO, 5.00%, 9/1/26 (BAM)	1,785,000	2,115,743
Newark Unified School District GO, Series 2014 B, 5.00%, 8/1/44	6,030,000	6,698,003
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,258,010
North Lake Tahoe Public Financing Authority Rev., 4.00%, 12/1/19	1,000,000	1,109,360
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16	1,000,000	1,040,550
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/19	2,000,000	2,264,840
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/20	1,515,000	1,723,494
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/21	2,050,000	2,297,045
Northern California Power Agency Rev., Series 2010 A, 5.25%, 8/1/22	4,250,000	4,823,537
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/26	1,750,000	2,036,352
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/27	2,000,000	2,308,840
Oakland Sewer Rev., Series 2014 A, 5.00%, 6/15/26	1,200,000	1,436,220
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.00%, 8/1/22	750,000	857,783
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	2,150,000	2,433,219
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	1,410,000	1,720,411
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/20	1,670,000	1,889,238
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/21	610,000	693,954
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/22	500,000	571,855
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/23	1,400,000	1,608,474
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/25	650,000	749,782
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/40	950,000	1,036,868
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/18	3,345,000	3,663,912
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/25	4,065,000	4,651,823
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	2,000,000	2,244,660

	Principal Amount	Value
Orange County Community Facilities District Special Tax Rev., Series 2014 A, (Ladera Ranch), 5.00%, 8/15/28	$1,960,000	$2,219,700
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.45%, 9/2/15	280,000	280,031
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.55%, 9/2/16	210,000	213,786
Orange County Sanitation District COP, Series 2007 B, 5.00%, 2/1/17, Prerefunded at 100% of Par (AGM)(2)	2,750,000	2,915,220
Orange County Sanitation District Rev., Series 2014 B, 4.00%, 11/15/16	6,500,000	6,773,065
Orange County Transportation Authority Rev., (Senior Lien 91 Express Lanes), 5.00%, 8/15/24	1,000,000	1,200,910
Orange County Water District Rev., Series 2013 A, 5.00%, 8/15/33	4,000,000	4,617,480
Oxnard Financing Authority Rev., 5.00%, 6/1/25 (AGM)	2,000,000	2,349,920
Oxnard Financing Authority Rev., 5.00%, 6/1/26 (AGM)	3,690,000	4,289,588
Oxnard Financing Authority Rev., 5.00%, 6/1/28 (AGM)	1,515,000	1,736,448
Oxnard Financing Authority Rev., 5.00%, 6/1/32 (AGM)	1,000,000	1,116,160
Oxnard School District GO, Series 2015 D, (Election of 2012), 3.00%, 8/1/20 (AGM)(5)	2,800,000	2,840,096
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 4.00%, 6/1/16	1,335,000	1,368,922
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/23	1,230,000	1,428,854
Palomar Pomerado Health Care District COP, 5.25%, 11/1/21	1,000,000	1,080,050
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	1,120,000	1,189,182
Palomar Pomerado Health GO, Capital Appreciation, 0.00%, 8/1/18 (NATL-RE)(1)	3,615,000	3,449,469
Palomar Pomerado Health GO, Capital Appreciation, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(5)	1,660,000	1,740,776
Peralta Community College District GO, 5.00%, 8/1/17	2,085,000	2,260,661
Peralta Community College District GO, 5.00%, 8/1/22	2,145,000	2,568,552
Pittsburg Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Los Medanos Community), VRDN, 0.01%, 9/1/15 (LOC: State Street Bank & Trust Co. and California State Teacher's Retirement System)	5,180,000	5,180,000
Port of Oakland Rev., Series 2007 C, (Intermediate Lien), 5.00%, 11/1/16 (NATL-RE)	1,270,000	1,340,371
Port of Oakland Rev., Series 2007 C, (Intermediate Lien), 5.00%, 11/1/17 (NATL-RE)	2,375,000	2,596,492
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	2,500,000	2,953,375
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(1)	2,780,000	876,228
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/19 (Ambac)	1,150,000	1,235,020
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/20 (Ambac)	1,205,000	1,294,086
Poway Unified School District Public Financing Authority Special Tax Rev., Series 2015 A, 2.00%, 9/1/15	650,000	650,000
Poway Unified School District Public Financing Authority Special Tax Rev., Series 2015 A, 2.00%, 9/1/16	1,285,000	1,300,793
Poway Unified School District Public Financing Authority Special Tax Rev., Series 2015 A, 3.00%, 9/1/17	670,000	693,390
Rancho Mirage Joint Powers Financing Authority Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/21	1,000,000	1,050,110

	Principal Amount	Value
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.125%, 9/1/22	$790,000	$908,034
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.25%, 9/1/23	1,300,000	1,493,089
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.375%, 9/1/24	1,410,000	1,619,300
Regents of the University of California Rev., Series 2009 Q, 5.25%, 5/15/17, Prerefunded at 101% of Par(2)	1,910,000	2,080,792
Regents of the University of California Rev., Series 2009 Q, 5.25%, 5/15/23	90,000	98,010
Rio Elementary School District Community Facilities District No. 1 Special Tax Rev., 5.00%, 9/1/24	700,000	786,002
Riverside County Asset Leasing Corp. Rev., Series 2013 A, (Public Defender and Probation Building), 5.00%, 11/1/43	1,000,000	1,087,180
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/15 (Ambac)	3,035,000	3,058,127
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	935,000	1,095,044
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	1,335,000	1,536,291
Sacramento City Financing Authority Lease Rev., Series 1993 A, 5.40%, 11/1/20 (Ambac)	2,800,000	3,066,504
Sacramento City Financing Authority Rev., 5.00%, 12/1/16 (NATL-RE/FGIC)	2,500,000	2,530,075
Sacramento County Airport System Rev., Series 2009 B, 4.25%, 7/1/16	1,000,000	1,031,570
Sacramento County Airport System Rev., Series 2010, 5.00%, 7/1/20	1,000,000	1,150,490
Sacramento County Airport System Rev., Series 2010, 5.00%, 7/1/23	1,000,000	1,130,400
Sacramento County Airport System Rev., Series 2010, 5.00%, 7/1/24	1,000,000	1,142,750
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 A, 5.25%, 12/1/21 (NATL-RE/FGIC)	1,000,000	1,203,470
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.72%, 9/1/15 (NATL-RE/FGIC)	2,500,000	2,223,675
Sacramento County Sanitation Districts Financing Authority Rev., Series 2015, (Cosumnes Project), 3.00%, 7/1/17	18,730,000	19,572,850
Sacramento County Sanitation Districts Financing Authority Rev., Series 2015, (Cosumnes Project), 4.00%, 7/1/18	6,000,000	6,529,680
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.70%, 7/1/17 (Ambac)	3,105,000	3,399,261
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.25%, 7/1/24 (Ambac)	3,000,000	3,618,480
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/24	1,500,000	1,818,660
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/25	5,000,000	6,021,350
Sacramento Regional Transit District Rev., (Farebox Revenue), 4.00%, 3/1/16	440,000	447,564
Sacramento Regional Transit District Rev., (Farebox Revenue), 4.00%, 3/1/17	1,000,000	1,045,590
Sacramento Regional Transit District Rev., (Farebox Revenue), 5.00%, 3/1/18	250,000	273,053
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.25%, 8/1/18	350,000	392,613
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	300,000	340,563

	Principal Amount	Value
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(2)	$8,000,000	$9,254,320
San Bernardino Community College District GO, Capital Appreciation, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(5)	9,840,000	9,664,848
San Buenaventura Rev., (Community Memorial Health System), 8.00%, 12/1/26	2,000,000	2,597,920
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,200,000	1,460,124
San Diego Community College District GO, (Election of 2002), 5.00%, 8/1/30	3,000,000	3,498,090
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/17	1,250,000	1,314,887
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/18	1,160,000	1,242,731
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/19	1,290,000	1,462,718
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/21	2,000,000	2,285,040
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/34	750,000	841,568
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/40	740,000	822,887
San Diego County Regional Airport Authority Rev., Series 2013 A, 4.00%, 7/1/18	300,000	326,928
San Diego County Regional Airport Authority Rev., Series 2013 A, 4.00%, 7/1/19	400,000	442,308
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/21	5,940,000	7,073,293
San Diego County Water Authority Rev., Series 2011 S-1, (Subordinate Lien), 5.00%, 7/1/16	2,780,000	2,880,803
San Diego Public Facilities Financing Authority Lease Rev., Series 2015 A, (Capital Improvement Projects), 5.00%, 10/15/44	4,970,000	5,449,555
San Diego Public Facilities Financing Authority Sewer Rev., Series 2009 B, 5.00%, 5/15/19, Prerefunded at 100% of Par(2)	3,680,000	4,191,594
San Diego Public Facilities Financing Authority Sewer Rev., Series 2010 A, 5.25%, 5/15/20, Prerefunded at 100% of Par(2)	3,400,000	4,003,908
San Diego Public Facilities Financing Authority Tax Allocation Rev., Series 2007 B, (Southcrest and Central Imperial Redevelopment), 5.125%, 10/1/22 (Radian)	1,230,000	1,296,924
San Diego Public Facilities Financing Authority Water Rev., Series 2009 A, 5.00%, 8/1/21	1,000,000	1,117,540
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/21	2,000,000	2,372,900
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/24	2,000,000	2,377,100
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/23	250,000	297,323
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/26	750,000	870,825
San Diego Unified School District GO, Capital Appreciation, Series 2010 C, (Election of 2008), 0.00%, 7/1/36(1)	7,895,000	3,338,085
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/24	500,000	596,050
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/25	500,000	593,775
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/26	1,000,000	1,178,120
San Francisco City and County Airports Commission Rev., Series 2008 34-D, (San Francisco International Airport), 5.00%, 5/1/17 (AGC)	3,375,000	3,630,487

	Principal Amount	Value
San Francisco City and County Airports Commission Rev., Series 2008 34-D, (San Francisco International Airport), 5.00%, 5/1/18 (AGC)	$2,000,000	$2,224,000
San Francisco City and County Airports Commission Rev., Series 2009 D, (San Francisco International Airport), 4.00%, 5/1/24	1,625,000	1,823,396
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,500,000	3,989,300
San Francisco City and County Airports Commission Rev., Series 2010 C, (San Francisco International Airport), (Governmental Purpose), 5.00%, 5/1/19	1,500,000	1,712,955
San Francisco City and County Airports Commission Rev., Series 2011 D, (San Francisco International Airport), 5.00%, 5/1/24	4,025,000	4,710,377
San Francisco City and County Airports Commission Rev., Series 2011 D, (San Francisco International Airport), 5.00%, 5/1/29	6,270,000	7,259,594
San Francisco City and County Airports Commission Rev., Series 2012 B, (San Francisco International Airport), 5.00%, 5/1/26	1,250,000	1,474,112
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/17	2,440,000	2,614,972
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,312,518
San Francisco City and County COP, Series 2010 A, 5.00%, 10/1/19	2,930,000	3,373,573
San Francisco City and County GO, Series 2015 R-1, 5.00%, 6/15/25	1,880,000	2,263,689
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 10/1/21	5,000,000	5,976,000
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 11/1/28	2,780,000	3,209,705
San Francisco City and County Public Utilities Water Commission Rev., Series 2015 A, 5.00%, 11/1/28	1,055,000	1,239,414
San Francisco City and County Public Utilities Water Commission Rev., Series 2015 A, 5.00%, 11/1/34	1,435,000	1,635,441
San Francisco City and County Public Utilities Water Commission Rev., Series 2015 A, 5.00%, 11/1/35	1,415,000	1,610,128
San Francisco City and County Public Utilities Water Commission Rev., Series 2015 A, 5.00%, 11/1/36	1,585,000	1,796,566
San Francisco City and County Redevelopment Agency Tax Allocation Rev., Series 2014 C, 3.00%, 8/1/16	3,000,000	3,074,040
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/16	440,000	454,854
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/17	465,000	493,565
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.50%, 8/1/18	485,000	531,284
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/19	510,000	592,044
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/20	515,000	612,144
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/21	460,000	526,465
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/26	425,000	486,795

	Principal Amount	Value
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/27	$550,000	$625,306
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/28	370,000	417,423
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/43	1,000,000	1,087,640
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, (Senior Lien), 0.00%, 1/1/16(1)(2)	15,000,000	14,994,450
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, (Senior Lien), 0.00%, 1/1/17(1)(2)	1,000,000	994,360
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, (Senior Lien), 0.00%, 1/1/26(1)(2)	1,400,000	1,075,844
San Joaquin Hills Transportation Corridor Agency Rev., (Senior Lien), 5.00%, 1/15/34	9,000,000	9,741,150
San Jose Airport Rev., Series 2014 C, 5.00%, 3/1/27	1,295,000	1,512,236
San Jose Airport Rev., Series 2014 C, 5.00%, 3/1/28	1,500,000	1,739,295
San Jose Airport Rev., Series 2014 C, 5.00%, 3/1/30	1,750,000	2,002,420
San Jose Airport Rev., Series 2014 C, 5.00%, 3/1/31	1,000,000	1,138,620
San Jose Unified School District GO, Series 2015 C, 5.00%, 8/1/16	1,100,000	1,149,489
San Jose Unified School District GO, Series 2015 C, 5.00%, 8/1/17	900,000	978,354
San Jose Unified School District GO, Series 2015, 5.00%, 8/1/17	1,160,000	1,260,990
San Jose Unified School District GO, Series 2015, 5.00%, 8/1/18	2,100,000	2,357,943
San Jose Unified School District GO, Series 2015, 5.00%, 8/1/19	1,000,000	1,152,130
San Mateo County Transportation District Sales Tax Rev., Series 1993 A, 5.25%, 6/1/18 (NATL-RE)(2)	2,680,000	3,006,183
San Mateo Joint Powers Financing Authority Rev., (Maple Street Correctional Center), 5.00%, 6/15/17	860,000	929,075
San Mateo Joint Powers Financing Authority Rev., (Maple Street Correctional Center), 5.00%, 6/15/18	1,000,000	1,115,910
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	690,000	786,290
San Ramon Valley Unified School District GO, (Election of 2002), 5.00%, 8/1/16, Prerefunded at 100% of Par (NATL-RE)(2)	1,000,000	1,043,510
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 4.00%, 2/1/17	2,055,000	2,154,585
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	1,000,000	1,102,320
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 B, 5.00%, 4/1/20	4,000,000	4,680,760
Santa Fe Springs Community Development Commission Tax Allocation Rev., 5.375%, 9/1/16 (NATL-RE)	430,000	431,785
Santa Maria Joint Union High School District GO, 5.00%, 8/1/25	1,585,000	1,865,703
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	600,000	653,694
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	600,000	713,022
Santa Monica-Malibu Unified School District GO, Series 2015 B, (Election of 2012), 5.00%, 7/1/17	3,375,000	3,649,219
Santa Rosa Wastewater Rev., Capital Appreciation, Series 2002 B, 0.00%, 9/1/24 (Ambac)(1)	7,000,000	5,398,050
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/19	2,400,000	2,406,888
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/22	2,130,000	2,138,094

	Principal Amount	Value
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.25%, 6/1/17	$2,000,000	$2,122,840
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.50%, 6/1/18	2,700,000	2,954,124
South Placer Wastewater Authority Rev., VRN, 0.35%, 9/3/15	3,350,000	3,326,315
South San Francisco Unified School District GO, Capital Appreciation, Series 2012 C, 0.00%, 6/1/16(1)(2)	2,000,000	1,996,300
South Tahoe Joint Powers Financing Authority Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/19 (Ambac)	50,000	50,115
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,210,599
Southern California Public Power Authority Rev., Series 2008 B, (Southern Transmission), 6.00%, 7/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,291,660
Southern California Public Power Authority Rev., Series 2011 A, (Southern Transmission), 5.00%, 7/1/21	2,780,000	3,277,286
Southern California Public Power Authority Rev., Series 2012 A, (Southern Transmission), 4.00%, 7/1/16	2,055,000	2,120,863
Southern California Public Power Authority Rev., Series 2012 A, (Southern Transmission), 5.00%, 7/1/18	1,880,000	2,100,186
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/18	2,000,000	2,234,240
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/20	4,000,000	4,690,120
Stockton Public Financing Authority Rev., Series 2010 A, (Delta Water Supply Project), 6.25%, 10/1/38	1,500,000	1,801,050
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/22 (BAM)	1,410,000	1,668,171
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/23 (BAM)	1,435,000	1,709,702
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/24 (BAM)	1,090,000	1,309,035
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/25 (BAM)	2,255,000	2,675,512
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/26 (BAM)	1,495,000	1,749,000
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/27 (AGM)	530,000	620,556
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/28 (AGM)	255,000	295,303
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/42 (AGM)	865,000	960,825
Successor Agency to the Former Milpitas Redevelopment Agency Tax Allocation Rev., (Redevelopment Project Area No. 1), 5.00%, 9/1/25	2,325,000	2,831,873
Successor Agency to the Former Milpitas Redevelopment Agency Tax Allocation Rev., (Redevelopment Project Area No. 1), 5.00%, 9/1/26	4,185,000	5,043,971
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/19 (BAM)	400,000	451,932
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/20 (BAM)	260,000	298,802
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/21 (BAM)	170,000	197,032
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/22 (BAM)	250,000	292,470
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/23 (BAM)	300,000	351,702

	Principal Amount	Value
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/24 (BAM)	$250,000	$293,195
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.50%, 9/1/25 (BAM)	90,000	101,183
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/25 (BAM)	80,000	93,154
Sulphur Springs Union School District GO, Series 1991 A, 0.00%, 9/1/15 (NATL-RE)(1)	3,040,000	3,040,000
Temecula Valley Unified School District Financing Authority Special Tax Rev., 4.00%, 9/1/17 (BAM)	415,000	441,406
Temecula Valley Unified School District Financing Authority Special Tax Rev., 5.00%, 9/1/18 (BAM)	325,000	362,333
Temecula Valley Unified School District Financing Authority Special Tax Rev., 5.00%, 9/1/19 (BAM)	265,000	302,201
Temecula Valley Unified School District Financing Authority Special Tax Rev., 5.00%, 9/1/20 (BAM)	400,000	463,564
Temecula Valley Unified School District Financing Authority Special Tax Rev., 5.00%, 9/1/21 (BAM)	515,000	603,740
Temecula Valley Unified School District Financing Authority Special Tax Rev., 5.00%, 9/1/22 (BAM)	275,000	324,830
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A-1, 5.00%, 6/1/37	1,750,000	1,516,270
Tri-Dam Power Authority Rev., 4.00%, 11/1/15	1,310,000	1,315,725
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	1,000,000	1,136,060
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.45%, 7/1/18 (AGM)	3,000,000	3,004,590
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	3,750,000	3,754,575
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	2,500,000	2,503,050
University of California Regents Medical Center Pooled Rev., Series 2008 D, 5.00%, 5/15/27	1,000,000	1,041,270
University of California Rev., Series 2009 O, 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	1,255,000	1,447,329
University of California Rev., Series 2009 O, 5.25%, 5/15/39	6,495,000	7,310,317
University of California Rev., Series 2010 S, 5.00%, 5/15/20	1,405,000	1,573,923
University of California Rev., Series 2010 S, 5.00%, 5/15/40	1,250,000	1,374,812
University of California Rev., Series 2012 G, (Limited Project), 5.00%, 5/15/26	6,150,000	7,295,991
University of California Rev., Series 2012 G, (Limited Project), 5.00%, 5/15/42	1,640,000	1,842,064
University of California Rev., Series 2013 AF, 5.00%, 5/15/25	7,250,000	8,719,430
University of California Rev., Series 2013 AK, VRDN, 5.00%, 5/15/23	7,935,000	9,632,931
University of California Rev., Series 2015 I, 5.00%, 5/15/26	11,300,000	13,725,319
Upper Santa Clara Valley Joint Powers Authority Rev., Series 2015 A, 4.00%, 8/1/18	600,000	651,906
Upper Santa Clara Valley Joint Powers Authority Rev., Series 2015 A, 4.00%, 8/1/19	600,000	661,254
West Contra Costa Unified School District GO, Series 2014 A, 5.00%, 8/1/30	2,000,000	2,288,980
West Contra Costa Unified School District GO, Series 2014 A, 5.00%, 8/1/33	3,000,000	3,383,700
West Contra Costa Unified School District GO, Series 2014 A, 5.00%, 8/1/34	1,200,000	1,352,484

	Principal Amount	Value
West Contra Costa Unified School District GO, Series 2014 A, 5.00%, 8/1/35	$1,500,000	$1,690,605
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/18 (XLCA)	1,500,000	1,658,850
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/19 (XLCA)	1,000,000	1,126,520
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/20 (XLCA)	1,200,000	1,374,144
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	6,000,000	2,205,600
		1,483,465,340
Guam — 0.2%
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	1,000,000	1,111,170
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/19 (AGM)	1,000,000	1,140,870
		2,252,040
U.S. Virgin Islands — 0.3%
Virgin Islands Public Finance Authority Rev., Series 2014 C, 5.00%, 10/1/24	3,330,000	3,785,777
Virgin Islands Public Finance Authority Rev., Series 2014 C, 5.00%, 10/1/30	1,000,000	1,084,220
		4,869,997
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $1,414,472,825)		1,490,587,377
OTHER ASSETS AND LIABILITIES — 1.0%		15,085,945
TOTAL NET ASSETS — 100.0%		$1,505,673,322

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $3,585,881, which represented 0.2% of total net assets.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2015
Assets
Investment securities, at value (cost of $1,414,472,825)	$1,490,587,377
Cash	17,395,517
Receivable for investments sold	230,200
Receivable for capital shares sold	1,623,913
Interest receivable	15,813,351
1,525,650,358

Liabilities
Payable for investments purchased	17,367,018
Payable for capital shares redeemed	1,456,782
Accrued management fees	552,430
Distribution and service fees payable	22,200
Dividends payable	578,606
19,977,036

Net Assets	$1,505,673,322

Net Assets Consist of:
Capital paid in	$1,440,680,759
Distributions in excess of net investment income	(1,918)
Accumulated net realized loss	(11,120,071)
Net unrealized appreciation	76,114,552
$1,505,673,322

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,216,942,527	102,666,496	$11.85
Institutional Class	$232,891,811	19,645,337	$11.85
A Class	$39,308,119	3,315,787	$11.85*
C Class	$16,530,865	1,393,736	$11.86
*Maximum offering price $12.41 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2015
Investment Income (Loss)
Income:
Interest	$41,159,534

Expenses:
Management fees	6,160,382
Distribution and service fees:
A Class	92,611
C Class	170,132
Trustees' fees and expenses	69,785
Other expenses	1,583
6,494,493

Net investment income (loss)	34,665,041

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,296,778)
Futures contract transactions	(1,714,522)
(4,011,300)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,909,604)
Futures contracts	340,296
(6,569,308)

Net realized and unrealized gain (loss)	(10,580,608)

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,084,433

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2015 AND AUGUST 31, 2014
Increase (Decrease) in Net Assets	August 31, 2015	August 31, 2014
Operations
Net investment income (loss)	$34,665,041	$32,010,281
Net realized gain (loss)	(4,011,300)	(6,859,484)
Change in net unrealized appreciation (depreciation)	(6,569,308)	68,861,398
Net increase (decrease) in net assets resulting from operations	24,084,433	94,012,195

Distributions to Shareholders
From net investment income:
Investor Class	(27,681,317)	(25,864,125)
Institutional Class	(5,936,358)	(5,083,283)
A Class	(805,038)	(785,120)
C Class	(242,328)	(277,753)
Decrease in net assets from distributions	(34,665,041)	(32,010,281)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	193,414,589	43,859,066

Net increase (decrease) in net assets	182,833,981	105,860,980

Net Assets
Beginning of period	1,322,839,341	1,216,978,361
End of period	$1,505,673,322	$1,322,839,341

Distributions in excess of net investment income	$(1,918)	$(1,918)

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2015

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2015 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2015 were $625,695,374 and $421,838,344, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2015		Year ended August 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,776,444	$319,070,899	24,531,130	$286,984,446
Issued in reinvestment of distributions	1,802,765	21,478,133	1,661,821	19,494,941
Redeemed	(15,057,358)	(179,336,810)	(25,078,750)	(293,064,366)
	13,521,851	161,212,222	1,114,201	13,415,021
Institutional Class
Sold	5,629,481	67,112,507	7,699,496	89,816,972
Issued in reinvestment of distributions	488,458	5,819,299	426,353	5,003,950
Redeemed	(3,891,831)	(46,318,259)	(4,812,425)	(56,223,255)
	2,226,108	26,613,547	3,313,424	38,597,667
A Class
Sold	1,248,227	14,886,390	985,147	11,535,307
Issued in reinvestment of distributions	60,961	726,450	61,146	716,986
Redeemed	(748,912)	(8,926,577)	(1,514,835)	(17,686,371)
	560,276	6,686,263	(468,542)	(5,434,078)
C Class
Sold	312,075	3,713,825	373,398	4,376,131
Issued in reinvestment of distributions	16,567	197,590	18,937	222,074
Redeemed	(419,832)	(5,008,858)	(626,960)	(7,317,749)
	(91,190)	(1,097,443)	(234,625)	(2,719,544)
Net increase (decrease)	16,217,045	$193,414,589	3,724,458	$43,859,066

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 270 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(1,714,522) in net realized gain (loss) on futures contract transactions and $340,296 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$34,662,983	$32,010,281
Taxable ordinary income	$2,058	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,414,472,825
Gross tax appreciation of investments	$77,220,872
Gross tax depreciation of investments	(1,106,320)
Net tax appreciation (depreciation) of investments	76,114,552
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$76,114,552
Other book-to-tax adjustments	$(37,391)
Undistributed exempt income	—
Accumulated short-term capital losses	$(4,461,809)
Accumulated long-term capital losses	$(6,622,789)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.94	0.29	(0.09)	0.20	(0.29)	—	(0.29)	$11.85	1.68%	0.47%	2.42%	30%	$1,216,943
2014	$11.36	0.29	0.58	0.87	(0.29)	—	(0.29)	$11.94	7.68%	0.47%	2.52%	52%	$1,064,224
2013	$11.96	0.30	(0.60)	(0.30)	(0.30)	—(3)	(0.30)	$11.36	(2.51)%	0.47%	2.48%	46%	$1,000,450
2012	$11.41	0.36	0.55	0.91	(0.36)	—	(0.36)	$11.96	8.06%	0.47%	3.04%	55%	$1,026,796
2011	$11.56	0.40	(0.15)	0.25	(0.40)	—	(0.40)	$11.41	2.27%	0.48%	3.57%	49%	$814,078
Institutional Class
2015	$11.94	0.31	(0.09)	0.22	(0.31)	—	(0.31)	$11.85	1.88%	0.27%	2.62%	30%	$232,892
2014	$11.37	0.32	0.57	0.89	(0.32)	—	(0.32)	$11.94	7.90%	0.27%	2.72%	52%	$207,978
2013	$11.96	0.32	(0.59)	(0.27)	(0.32)	—(3)	(0.32)	$11.37	(2.32)%	0.27%	2.68%	46%	$160,329
2012	$11.41	0.38	0.55	0.93	(0.38)	—	(0.38)	$11.96	8.28%	0.27%	3.24%	55%	$87,170
2011	$11.57	0.42	(0.16)	0.26	(0.42)	—	(0.42)	$11.41	2.39%	0.28%	3.77%	49%	$37,381

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$11.94	0.26	(0.09)	0.17	(0.26)	—	(0.26)	$11.85	1.42%	0.72%	2.17%	30%	$39,308
2014	$11.37	0.27	0.57	0.84	(0.27)	—	(0.27)	$11.94	7.41%	0.72%	2.27%	52%	$32,899
2013	$11.96	0.27	(0.59)	(0.32)	(0.27)	—(3)	(0.27)	$11.37	(2.76)%	0.72%	2.23%	46%	$36,644
2012	$11.41	0.32	0.56	0.88	(0.33)	—	(0.33)	$11.96	7.79%	0.72%	2.79%	55%	$36,341
2011	$11.57	0.37	(0.16)	0.21	(0.37)	—	(0.37)	$11.41	1.93%	0.73%	3.32%	49%	$15,077
C Class
2015	$11.95	0.17	(0.09)	0.08	(0.17)	—	(0.17)	$11.86	0.67%	1.47%	1.42%	30%	$16,531
2014	$11.37	0.18	0.58	0.76	(0.18)	—	(0.18)	$11.95	6.71%	1.47%	1.52%	52%	$17,738
2013	$11.97	0.18	(0.60)	(0.42)	(0.18)	—(3)	(0.18)	$11.37	(3.56)%	1.47%	1.48%	46%	$19,555
2012	$11.42	0.23	0.56	0.79	(0.24)	—	(0.24)	$11.97	6.99%	1.47%	2.04%	55%	$14,361
2011	$11.57	0.29	(0.15)	0.14	(0.29)	—	(0.29)	$11.42	1.27%	1.48%	2.57%	49%	$4,157

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Intermediate-Term Tax-Free Bond Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2015

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $34,452,671 as exempt interest dividends for the fiscal year ended August 31, 2015.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86900 1510

ANNUAL REPORT	AUGUST 31, 2015

California High-Yield Municipal Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Market Relatively Stable Overall (Ex-Puerto Rico and Chicago) in a Period of Increased Volatility

Broad market index returns for municipal bonds (munis) were mostly positive for the 12 months, primarily a carryover from favorable muni market conditions during the first five months of the reporting period. During those first five months (mostly during late 2014), the muni market was still rebounding after selling off in 2013. The 2014 rebound reflected a favorable combination of constrained inflation, improving U.S. economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally.

Positive momentum from 2014 carried into January 2015, then reversed during the next four months. We believe munis struggled from February into June this year due to: 1) low, post-rally muni yields not attracting investors, 2) supply (particularly from refinancing activity) increasing while demand was declining, and 3) the downgrade of Chicago’s debt to high-yield status in May.

Deteriorating credit conditions in Puerto Rico also created headlines as the summer progressed, but the broader muni market became a bastion of stability because of its relatively high overall credit quality. During the last two months of the reporting period, comparative stability in muni market performance played out against a broader global backdrop of increased capital market volatility. This was triggered in part by China’s economic slowdown and by diverging central bank policies as the U.S. Federal Reserve seeks to reduce its monetary stimulus while other central banks are still pursuing theirs at full throttle amid generally soft global growth conditions. We expect more monetary policy divergence between the U.S. and the rest of the world in coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCHYX	4.32%	5.68%	4.70%	5.97%	12/30/86
Barclays Municipal Bond Index	—	2.52%	3.96%	4.49%	6.12%(1)	—
Institutional Class	BCHIX	4.53%	5.89%	—	6.67%	3/1/10
A Class	CAYAX					1/31/03
No sales charge*		4.06%	5.42%	4.44%	5.03%
With sales charge*		-0.59%	4.44%	3.96%	4.65%
C Class	CAYCX	3.29%	4.63%	3.67%	4.27%	1/31/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since December 31, 1986, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2015
Investor Class — $15,840

Barclays Municipal Bond Index — $15,513

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.50%	0.30%	0.75%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

California High-Yield Municipal returned 4.32%* for the 12 months ended August 31, 2015. The fund’s national investment-grade benchmark, the Barclays Municipal Bond Index, returned 2.52%.

The fund’s absolute return reflected the positive overall performance of California municipal bonds (munis) despite a backdrop of increasing global market volatility. The muni market generally rallied during the first five months of the period, following the U.S. Treasury market higher. Global divergence of central bank policy, whereby the Federal Reserve (the Fed) was scaling back its stimulus programs as other leading central banks were increasing theirs in response to weak growth rates, created an environment in which U.S. Treasury yields were relatively more attractive than government bond yields in Europe and elsewhere. A muted inflation backdrop also aided U.S. bond returns. Furthermore, a combination of factors specific to munis, including generally improving credit conditions among issuers and modest demand for munis in the face of reduced supply, also supported broad muni market gains, particularly high-yield munis.

Beginning in February 2015, muni market volatility emerged and persisted into June. Mounting speculation about when the Fed would raise its federal funds rate target pushed interest rates higher, slowing demand for investment-grade fixed-income securities in general. In the muni market, demand subsided (particularly from mutual fund investors) as municipalities boosted issuance of securities ahead of the Fed’s expected interest rate hike, which most investors believed would occur later in 2015. These supply/demand factors suppressed returns. In addition, credit rating agency Moody’s downgraded Chicago’s debt to high-yield status, which put pressure on other muni issuers with large unfunded pension liabilities. Late in the period, concerns about slowing growth in China rocked the global financial markets. Investment-grade munis, which represented a source of relative stability during this market unrest, rebounded in the final two months of the period, benefiting from their quality characteristics and tax benefits.

Overall, strong performance early and late in the period more than offset the weaker results in the middle months. Longer-maturity and lower-quality munis generally fared better than shorter-maturity and the highest-quality securities. Revenue bonds outperformed general obligation (GO) bonds, and California munis generally outperformed national muni benchmarks. The fund’s outperformance versus its benchmark was due primarily to its single-state focus and longer duration (price sensitivity to interest rate changes) relative to the national benchmark. Security selection within the California high-yield muni universe also aided results.

Credit Improvements, Particularly in California, Negated Negative Headlines Elsewhere

Despite negative headlines regarding Chicago, Puerto Rico, and other isolated issuers, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the problems in Chicago and Puerto Rico are due largely to their own circumstances and should not be viewed as indicative of any particular systemic municipal market problem.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

From a broad fiscal standpoint, state and local finances in California and across the U.S. generally improved due to increased revenue collections and spending constraints. California’s economy gained ground, as indicated by job growth (which exceeded the U.S. average) and real estate gains. Following enactment of California’s 2015-2016 budget, which mandates contributions to the state’s “rainy day” fund and the paydown of previous deficit loans, Standard & Poor’s raised the state’s bond credit rating to “AA-,” its highest level in 14 years.

From a national credit rating perspective, muni credit-rating upgrades outpaced downgrades in the fourth quarter of 2014 and first quarter of 2015. In addition, the national muni default rate remained low. We continue to believe it is unlikely any states will default, but select isolated state, local, and commonwealth credit ratings could be pressured by special circumstances.

California Bias, Security Selection, Longer Duration Were Main Relative Performance Contributors

The portfolio’s California bias compared with the national benchmark and our preference for revenue bonds over GO bonds contributed to the fund’s outperformance. Within the revenue sector, we favored special tax, transportation, and lease revenue bonds.

Our focus on longer-maturity securities and maintaining a longer duration versus the benchmark also contributed to the fund’s outperformance. In general, longer-term interest rates declined and shorter-term rates increased during the 12-month period. This caused the yield curve to flatten, and longer-maturity/duration securities generally outperformed their shorter-maturity/duration counterparts. We used U.S. Treasury futures as part of our duration strategy.

Meanwhile, small positions in select Puerto Rico munis detracted from fund performance. In light of the escalating fiscal challenges facing Puerto Rico, we began reducing the portfolio’s position in the commonwealth’s munis in early 2015. By the end of July, we had exited all Puerto Rico debt. Although we no longer have any direct Puerto Rico exposure, we expect the commonwealth to continue to distract the muni market due to the sheer size and prevalence of its outstanding debt.

Global Market Volatility Likely to Persist

We believe interest rates will increase as the U.S. economy continues to improve, but the time frame for rate normalization may be extended due to weak global growth. Given this backdrop and continued uncertainty about the Fed’s monetary policy strategy, we expect market volatility to persist ahead of any action on short-term interest rates. The near-term effect this backdrop will have on muni supply remains unclear. On one hand, it may increase issuance as municipalities seek to refinance their debt and issue securities before the Fed raises rates significantly higher. On the other hand, it may lead to reduced overall muni supply as issuers have less incentive to refinance as rates rise. We believe the volatile backdrop may lead to credit spread widening (an increase in the yield differential between higher-quality and lower-quality munis of similar maturity), which may reveal compelling buying opportunities among lower-quality credits. We expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize.

We continue to monitor the impact of California’s drought on the state economy and individual bond issuers. We do not expect the drought to have a broad impact on the credit ratings of water bond issuers within the state, given the financial strength of most water utilities. With regard to the state economy, the drought could slow growth in more agriculturally oriented areas, but they represent only 2% of California’s diverse economy.

6

Fund Characteristics

AUGUST 31, 2015
Portfolio at a Glance
Weighted Average Maturity	19.5 years
Average Duration (Modified)	5.7 years

Top Five Sectors	% of fund investments
Special Tax	24%
Hospital	10%
Tollroads	9%
General Obligation (GO) - Local	9%
Lease Revenue	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.6%
Other Assets and Liabilities	1.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period(1)3/1/15 - 8/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,005.40	$2.53	0.50%
Institutional Class	$1,000	$1,006.40	$1.52	0.30%
A Class	$1,000	$1,004.10	$3.79	0.75%
C Class	$1,000	$1,000.30	$7.56	1.50%
Hypothetical
Investor Class	$1,000	$1,022.69	$2.55	0.50%
Institutional Class	$1,000	$1,023.69	$1.53	0.30%
A Class	$1,000	$1,021.43	$3.82	0.75%
C Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

AUGUST 31, 2015

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.6%
California — 96.9%
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/37	$2,000,000	$2,212,840
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012 C-1, (Episcopal Senior Communities), 3.00%, 7/1/19	200,000	200,142
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2014 A, (Sharp HealthCare), 5.00%, 8/1/43	3,500,000	3,880,590
ABC Unified School District GO, Capital Appreciation, Series 2000 B, 0.00%, 8/1/21 (NATL-RE)(1)	1,000,000	882,440
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/26	2,000,000	2,336,760
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/27 (AGM)	2,000,000	2,353,040
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/29 (AGM)	1,000,000	1,159,700
Alhambra Rev., Series 2010 A, (Atherton Baptist Homes), 7.50%, 1/1/30	1,535,000	1,646,288
Anaheim Public Financing Authority Rev., Series 2014 A, (Anaheim Convention Center Expansion Project), 5.00%, 5/1/46	4,400,000	4,913,348
Arcadia Unified School District GO, Series 2014 B, 5.00%, 6/1/44	5,000,000	5,577,300
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.27%, 9/3/15	1,000,000	983,850
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A-1, (San Francisco Bay Area), VRDN, 0.72%, 9/3/15	1,450,000	1,443,736
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G-1, (San Francisco Bay Area), VRDN, 1.12%, 9/3/15	2,500,000	2,475,675
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S-4, (San Francisco Bay Area), 5.00%, 4/1/43	1,000,000	1,110,370
Bay Area Toll Authority Toll Bridge Rev., Series 2014 S-6, (San Francisco Bay Area), 5.00%, 10/1/54	5,000,000	5,439,350
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 B, 5.40%, 9/1/15, Prerefunded at 102% of Par(2)	1,390,000	1,417,800
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2008 A, (Improvement Area No. 19C), 6.875%, 9/1/36	1,050,000	1,086,120
Beaumont Unified School District GO, Capital Appreciation, Series 2011 C, (Election of 2008), 0.00%, 8/1/40 (AGM)(1)	2,000,000	635,720
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/21 (AGM)(1)	1,190,000	1,019,259
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/22 (AGM)(1)	1,220,000	997,948
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/23 (AGM)(1)	1,000,000	780,450
California County Tobacco Securitization Agency Rev., 5.65%, 6/1/41	1,500,000	1,358,760
California County Tobacco Securitization Agency Rev., Series 2006 A, 0.00%, 6/1/50(1)	20,000,000	1,177,000
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/25	715,000	855,548
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	1,820,000	2,017,652
California Educational Facilities Authority Rev., (Pepperdine University), 5.00%, 9/1/33	2,000,000	2,275,220

10

	Principal Amount	Value
California GO, 5.00%, 11/1/19	$5,000,000	$5,766,100
California GO, 5.25%, 2/1/30	5,000,000	5,784,700
California GO, 6.00%, 4/1/38	5,000,000	5,827,750
California GO, 5.00%, 2/1/43	5,650,000	6,300,767
California GO, Series 2004 A-1, (Kindergarten), VRDN, 0.01%, 9/1/15 (LOC: Citibank N.A.)	4,400,000	4,400,000
California GO, Series 2012 B, VRN, 0.92%, 9/3/15	2,000,000	2,018,600
California GO, Series 2012 B, VRN, 1.02%, 9/3/15	800,000	811,312
California GO, Series 2012 B, VRN, 1.17%, 9/3/15	960,000	981,802
California GO, Series 2013, 5.00%, 2/1/38	4,635,000	5,204,595
California GO, VRDN, 4.00%, 12/1/16	2,000,000	2,054,440
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/39	2,000,000	2,218,220
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,910,000	1,935,747
California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.50%, 10/1/20	1,500,000	1,710,570
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,172,240
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	4,300,000	4,916,104
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	3,000,000	3,567,450
California Health Facilities Financing Authority Rev., Series 2009 C, (St. Joseph Health System), VRDN, 5.00%, 10/18/22	2,200,000	2,629,176
California Health Facilities Financing Authority Rev., Series 2011 B, (St. Joseph Health System), VRDN, 0.01%, 9/1/15 (LOC: U.S. Bank N.A.)	8,800,000	8,800,000
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	2,030,000	2,373,821
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/35	2,000,000	2,277,420
California Health Facilities Financing Authority Rev., Series 2012 A, (City of Hope), 5.00%, 11/15/39	1,910,000	2,105,679
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	2,500,000	2,718,425
California Health Facilities Financing Authority Rev., Series 2012 B, (Lucile Salter Packard Children's Hospital), 5.00%, 8/15/26	1,020,000	1,172,031
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	445,000	497,804
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	5,000,000	5,451,550
California Health Facilities Financing Authority Rev., Series 2014 A, (Providence Health and Services), 5.00%, 10/1/38	2,000,000	2,266,600
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.89%, 9/3/15	1,000,000	1,028,880
California Infrastructure & Economic Development Bank Rev., Series 2015 A, (The Colburn School), VRDN, 1.02%, 9/3/15	2,190,000	2,178,415
California Mobilehome Park Financing Authority Rev., Series 2006 B, (Union City Tropics), 5.50%, 12/15/41	2,000,000	2,029,520
California Municipal Finance Authority COP, Series 2009, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,619,317
California Municipal Finance Authority Rev., (Biola University), 5.875%, 10/1/34	1,000,000	1,088,040

11

	Principal Amount	Value
California Municipal Finance Authority Rev., (Northbay Healthcare Group), Series 2015, 5.00%, 11/1/35	$350,000	$378,994
California Municipal Finance Authority Rev., (Northbay Healthcare Group), Series 2015, 5.00%, 11/1/40	500,000	538,225
California Municipal Finance Authority Rev., (Northbay Healthcare Group), Series 2015, 5.00%, 11/1/44	300,000	321,507
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(2)	3,335,000	4,461,763
California Municipal Finance Authority Rev., Series 2014 A, (Caritas Affordable Housing, Inc. Project), 5.00%, 8/15/20	600,000	685,866
California Municipal Finance Authority Rev., Series 2014 A, (Caritas Affordable Housing, Inc. Project), 5.00%, 8/15/22	360,000	416,340
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/34	950,000	1,030,484
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/40	1,750,000	1,871,467
California Municipal Finance Authority Rev., Series 2015 A, (Bowles Hall Foundation), 5.00%, 6/1/50	1,750,000	1,871,065
California Municipal Finance Authority Rev., Series 2015 A, (Community Medical Centers), 5.00%, 2/1/46	2,500,000	2,673,125
California Municipal Finance Authority Rev., Series 2015 B, (Azusa Pacific University), 5.00%, 4/1/41	1,860,000	1,979,542
California Pollution Control Financing Authority Rev., 5.00%, 11/21/45(3)	3,165,000	3,259,823
California Pollution Control Financing Authority Rev., Series 1996 C, (Pacific Gas & Electric Co.), VRDN, 0.01%, 9/1/15 (LOC: JPMorgan Chase Bank N.A.)	1,900,000	1,900,000
California Pollution Control Financing Authority Rev., Series 1996 F, (Pacific Gas & Electric Co.), VRDN, 0.01%, 9/1/15 (LOC: JPMorgan Chase Bank N.A.)	3,600,000	3,600,000
California Public Works Board Lease Rev., Series 2009 G-1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,339,320
California Public Works Board Lease Rev., Series 2010 A-1, (Various Capital Projects), 5.00%, 3/1/17	1,000,000	1,067,080
California Public Works Board Lease Rev., Series 2010 A-1, (Various Capital Projects), 6.00%, 3/1/35	1,250,000	1,476,475
California Public Works Board Lease Rev., Series 2011 C, (State Prisons), 5.75%, 10/1/31	1,000,000	1,215,050
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/15	3,335,000	3,375,620
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	975,000	1,113,977
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,500,000	1,759,620
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	5,465,000	6,089,267
California Public Works Board Lease Rev., Series 2012 D, (California State University Projects), 5.00%, 9/1/36	500,000	554,720
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 4.00%, 11/1/17	1,235,000	1,324,031
California Public Works Board Lease Rev., Series 2013 H, (California State University Projects), 5.00%, 9/1/38	1,500,000	1,684,740
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	2,350,000	2,651,787
California Public Works Board Lease Rev., Series 2014 A, (Various Correctional Facilities), 5.00%, 9/1/39	7,000,000	7,867,930
California School Finance Authority Rev., (KIPP LA Projects), 5.00%, 7/1/45(4)	1,650,000	1,733,622

12

	Principal Amount	Value
California School Finance Authority Rev., Series 2014 A, (KIPP LA Projects), 4.125%, 7/1/24	$475,000	$497,871
California School Finance Authority Rev., Series 2014 A, (KIPP LA Projects), 5.00%, 7/1/34	500,000	529,750
California School Finance Authority Rev., Series 2014 A, (KIPP LA Projects), 5.125%, 7/1/44	700,000	739,578
California School Finance Authority Rev., Series 2014 A, (View Park Elementary and Middle Schools), 6.00%, 10/1/49	700,000	721,350
California School Finance Authority Rev., Series 2015 A, (Alliance College-Ready Public School Project) 5.00%, 7/1/45(3)	5,000,000	5,120,650
California State University Rev., Series 2005 C, 5.00%, 11/1/15, Prerefunded at 100% of Par (NATL-RE)(2)	3,680,000	3,710,139
California State University Rev., Series 2005 C, 5.00%, 11/1/30 (NATL-RE)	1,320,000	1,330,811
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.25%, 11/1/30	1,250,000	1,414,950
California Statewide Communities Development Authority Rev., (Episcopal Communities and Services), 5.00%, 5/15/42	1,500,000	1,604,205
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), 5.625%, 6/1/33	2,500,000	2,535,550
California Statewide Communities Development Authority Rev., (Orinda Wilder Project), 5.00%, 9/1/37	4,515,000	4,773,439
California Statewide Communities Development Authority Rev., (Southern California Edison Co.), VRDN, 1.375%, 4/2/18	4,350,000	4,364,311
California Statewide Communities Development Authority Rev., (Southern California Presbyterian Homes), 7.25%, 11/15/41(3)	2,500,000	2,911,875
California Statewide Communities Development Authority Rev., (Trinity Health Corp.), 5.00%, 12/1/41	1,100,000	1,219,185
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	4,000,000	4,150,200
California Statewide Communities Development Authority Rev., Series 2004 D, (Sutter Health), 5.05%, 8/15/38 (AGM)	1,650,000	1,758,933
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.50%, 11/1/38	7,000,000	7,053,760
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	6,000,000	6,585,960
California Statewide Communities Development Authority Rev., Series 2013 A, (American Baptist Homes of the West), 5.00%, 10/1/43	1,200,000	1,265,400
California Statewide Communities Development Authority Rev., Series 2014 A, (899 Charleston Project), 5.25%, 11/1/44	1,500,000	1,524,435
California Statewide Communities Development Authority Rev., Series 2014 A, (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	1,000,000	1,116,580
California Statewide Communities Development Authority Rev., Series 2014 A, (Loma Linda University Medical Center), 5.25%, 12/1/44	1,000,000	1,045,000
California Statewide Communities Development Authority Rev., Series 2014 A, (Loma Linda University Medical Center), 5.50%, 12/1/54	1,500,000	1,585,035
California Statewide Communities Development Authority Rev., Series 2014 A, (Los Angeles Jewish Home), 5.00%, 8/1/44 (GA: Jewish Home Foundation)	1,600,000	1,788,224
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/34	1,500,000	1,669,020
California Statewide Communities Development Authority Rev., Series 2014 B, (Huntington Memorial Hospital), 5.00%, 7/1/44	2,760,000	3,046,736

13

	Principal Amount	Value
California Statewide Communities Development Authority Rev., Series 2014 B, (Los Angeles Jewish Home), 3.00%, 8/1/21 (GA: Jewish Home Foundation/California Mortgage Insurance)	$1,300,000	$1,319,864
California Statewide Communities Development Authority Rev., Series 2015, (American Baptist Homes of the West), 5.00%, 10/1/45	2,400,000	2,545,272
California Statewide Communities Development Authority Rev., Series 2015, (Independence Support LLC Project), 7.00%, 6/1/45	7,000,000	6,745,340
California Statewide Communities Development Authority Rev., Series 2015 A, (Adventist Health System/West), 5.00%, 3/1/35	1,785,000	1,992,792
Carson Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Project Area No. 1), 7.00%, 10/1/36	2,000,000	2,345,980
Chaffey Joint Union High School District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/32	2,000,000	2,284,500
Chula Vista Industrial Development Rev., Series 2004 D, (San Diego Gas), 5.875%, 1/1/34	1,000,000	1,147,820
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/24	700,000	803,047
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/26	600,000	676,350
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 13-1), 5.00%, 9/2/29	700,000	781,004
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 13-1), 5.00%, 9/2/30	350,000	389,722
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 15-2), 5.00%, 9/2/42	1,500,000	1,600,980
City of Tulare Sewer Rev., 5.00%, 11/15/22 (AGM)	500,000	589,570
City of Tulare Sewer Rev., 5.00%, 11/15/24 (AGM)	500,000	595,860
City of Tulare Sewer Rev., 5.00%, 11/15/25 (AGM)	400,000	476,900
City of Riverside Rev., Series 2015 A, (Sewer), 5.00%, 8/1/40	2,000,000	2,240,580
Clovis Unified School District GO, Series 2013 B, (Election of 2012), 5.00%, 8/1/38	3,000,000	3,370,470
Corcoran COP, 8.75%, 6/1/16 (Acquired 4/28/92, cost $140,000)(5)	140,000	144,123
Del Mar Race Track Authority Rev., 5.00%, 10/1/29(3)	1,010,000	1,098,516
Del Mar Race Track Authority Rev., 5.00%, 10/1/35(3)	2,000,000	2,153,720
Duarte Unified School District GO, Capital Appreciation, Series 1999 B, 0.00%, 11/1/23 (AGM)(1)	1,150,000	889,261
East Side Union High School District GO, Series 2013, 5.00%, 8/1/29	1,050,000	1,200,959
Eastern Municipal Water District Community Facilities District No. 2000-01 Special Tax Rev., (French Valley), 5.00%, 9/1/36	3,575,000	3,840,122
Eastern Municipal Water District Water and Sewer COP, Series 2008 H, 5.00%, 7/1/33	4,000,000	4,387,480
El Dorado County Community Facilities District No. 2001-1 Special Tax Rev., (Promontory Specific), 6.30%, 9/1/31	2,500,000	2,500,000
Emeryville Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/31 (AGM)	590,000	670,995
Emeryville Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/34 (AGM)	1,000,000	1,132,270
Escondido Joint Powers Financing Authority Rev., (Water Systems Financing), 5.00%, 9/1/31	1,355,000	1,505,513
Fairfield Redevelopment Agency Tax Allocation Rev., 4.00%, 8/1/16	1,000,000	1,033,450
Foothill-De Anza Community College District GO, Capital Appreciation, 0.00%, 8/1/21 (NATL-RE)(1)	3,000,000	2,647,320
Foothill / Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2013 A, 0.00%, 1/15/24(6)	2,200,000	1,656,138
Foothill / Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2013 A, 0.00%, 1/15/42(1)	6,000,000	1,698,780

14

	Principal Amount	Value
Foothill / Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 A, 6.00%, 1/15/49	$27,500,000	$32,211,300
Foothill / Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 B-3, VRDN, 5.50%, 1/15/23	3,750,000	4,321,875
Foothill / Eastern Transportation Corridor Agency Toll Road Rev., Series 2013 C, 6.50%, 1/15/43	4,000,000	4,733,400
Fremont Community Facilities District No. 1 Special Tax Rev., (Pacific Commons) 5.00%, 9/1/40	3,000,000	3,195,180
Fremont Community Facilities District No. 1 Special Tax Rev., (Pacific Commons), 5.00%, 9/1/45	2,000,000	2,122,840
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 4.50%, 6/1/27	4,650,000	4,438,192
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	3,000,000	2,550,330
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.125%, 6/1/47	7,000,000	5,488,770
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.75%, 6/1/47	10,000,000	8,594,700
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-2, 5.30%, 6/1/37	3,000,000	2,474,760
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/29	1,500,000	1,707,120
Grossmont Union High School District GO, Series 2013 E, (Election of 2008), 5.00%, 8/1/43	1,225,000	1,357,312
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,500,000	1,662,210
Hayward Unified School District GO, 4.00%, 8/1/17 (AGM)	1,650,000	1,751,557
Hemet Unified School District Financing Authority Special Tax Rev., 5.00%, 9/1/34	350,000	378,011
Hemet Unified School District Financing Authority Special Tax Rev., 5.00%, 9/1/39	2,100,000	2,249,751
Hesperia Community Facilities District No. 2005-1 Special Tax Rev., (Belgate Development Restructuring), 5.00%, 9/1/29	1,060,000	1,138,620
Hesperia Community Facilities District No. 2005-1 Special Tax Rev., (Belgate Development Restructuring), 5.00%, 9/1/35	2,690,000	2,832,032
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/32 (XLCA)	3,000,000	3,080,640
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/37 (XLCA)	2,025,000	2,073,823
Huntington Beach Community Facilities District Special Tax Rev., (Huntington Center), 5.375%, 9/1/33	1,700,000	1,901,875
Independent Cities Finance Authority Mobile Home Park Rev., (Palomar Estates East), Series 2015, 5.00%, 9/15/36	1,000,000	1,026,990
Independent Cities Finance Authority Mobile Home Park Rev., (Palomar Estates East), Series 2015, 5.00%, 9/15/36	1,500,000	1,583,595
Independent Cities Finance Authority Mobile Home Park Rev., (Rancho Feliz and Las Casitas de Sonoma), 5.00%, 10/15/47	5,000,000	5,170,100
Independent Cities Finance Authority Mobile Home Park Rev., Series 2011 A, (Castle Mobile Estates), 6.75%, 8/15/46	2,500,000	2,858,775
Independent Cities Finance Authority Mobile Home Park Rev., Series 2012 A, (Augusta Communities), 5.00%, 5/15/39	2,500,000	2,638,100
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.55%, 5/15/16, Prerefunded at 100% of Par(2)	500,000	518,590
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.85%, 5/15/16, Prerefunded at 100% of Par(2)	1,150,000	1,195,184
Independent Cities Lease Finance Authority Rev., Series 2007 A, (Santa Rosa Leisure Mobilehome Park), 5.70%, 11/15/47	3,430,000	3,543,327

15

	Principal Amount	Value
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	$1,110,000	$1,231,934
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	2,680,000	2,871,513
Irvine Community Facilities District No. 2013-3 Special Tax Rev., (Great Park Improvement Area No. 1), 5.00%, 9/1/49	4,500,000	4,823,280
Irvine Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.70%, 9/1/35	515,000	594,676
Jurupa Community Services District Special Tax Rev., Series 2008 A, (Community Facilities District No. 25), 8.875%, 9/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,475,400
Jurupa Community Services District Special Tax Rev., Series 2013 A, (Community Facilities District No. 31), 5.00%, 9/1/37	250,000	270,363
Jurupa Community Services District Special Tax Rev., Series 2013 A, (Community Facilities District No. 31), 5.00%, 9/1/42	1,000,000	1,078,460
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/31	1,100,000	1,229,151
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/42	1,000,000	1,089,160
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/36	1,100,000	1,164,185
Lake Elsinore Public Financing Authority Rev., 5.00%, 9/1/40	2,380,000	2,544,863
Lammersville Joint Unified School District Special Tax Rev., (Mountain House), 6.00%, 9/1/43	1,250,000	1,440,350
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	1,150,000	1,357,058
Long Beach Marina Rev., Series 2015, (Alamitos Bay Marina Project), 5.00%, 5/15/45	5,245,000	5,615,192
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(6)	1,300,000	968,461
Los Angeles Community College District GO, Series 2008 F-1, (Election of 2003), 5.00%, 8/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,241,040
Los Angeles Community College District GO, Series 2015 C, 5.00%, 6/1/26	590,000	735,636
Los Angeles Community Facilities District No. 3 Special Tax Rev., (Cascades Business Park & Golf Course), 6.40%, 9/1/22	995,000	1,011,935
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	1,000,000	1,193,150
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro, Inc.), 3.00%, 11/15/21 (California Mortgage Insurance)	475,000	478,040
Los Angeles County Regional Financing Authority Rev., Series 2014 B-2, (MonteCedro, Inc.), 3.00%, 11/15/20 (California Mortgage Insurance)	400,000	402,732
Los Angeles County Regional Financing Authority Rev., Series 2014 B-3, (MonteCedro, Inc.), 2.50%, 11/15/20 (California Mortgage Insurance)	875,000	879,655
Los Angeles County Schools COP, Series 2015 A, (Compton Unified School District), 4.00%, 6/1/18 (AGM)	1,650,000	1,770,252
Los Angeles County Schools COP, Series 2015 A, (Compton Unified School District), 5.00%, 6/1/19 (AGM)	1,200,000	1,350,300
Los Angeles County Schools COP, Series 2015 A, (Compton Unified School District), 5.00%, 6/1/20 (AGM)	1,305,000	1,489,162
Los Angeles County Schools COP, Series 2015 A, (Compton Unified School District), 5.00%, 6/1/21 (AGM)	1,895,000	2,181,012
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40(7)	2,000,000	2,255,620
Los Angeles Department of Water & Power System Rev., Series 2013 B, 5.00%, 7/1/30	3,500,000	4,064,830

16

	Principal Amount	Value
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	$350,000	$397,709
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/31	3,500,000	3,946,005
Los Angeles Unified School District GO, Series 2011 A-1, 5.00%, 7/1/24	3,430,000	4,035,223
Los Angeles Unified School District GO, Series 2014 B, 5.00%, 7/1/18	3,335,000	3,725,595
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/30	1,155,000	1,357,529
Los Angeles Wastewater System Rev., Series 2012 B, 5.00%, 6/1/32	3,000,000	3,459,030
M-S-R Energy Authority Rev., Series 2009 A, 7.00%, 11/1/34 (GA: Citigroup, Inc.)	1,700,000	2,325,005
M-S-R Energy Authority Rev., Series 2009 B, 6.50%, 11/1/39 (GA: Citigroup, Inc.)	4,000,000	5,256,280
Milpitas Improvement Bond Act of 1915 Special Assessment Rev., Series 1996 A, (Local Improvement District No. 18), 6.75%, 9/2/16	495,000	495,089
Modesto Irrigation District COP, Series 2009 A, (Capital Improvements), 6.00%, 10/1/39	3,000,000	3,439,260
Montebello Community Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Montebello Hills Redevelopment), 8.10%, 3/1/27	2,000,000	2,396,160
Moorpark Mobile Home Park Rev., Series 2011 A, (Villa Delaware Arroyo), 6.50%, 5/15/41	4,000,000	4,503,160
Murrieta Community Facilities District No. 2002-2 Special Tax Rev., Series 2004 A, (The Oaks Improvement Area), 6.00%, 9/1/34	1,880,000	1,883,384
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/31	1,735,000	1,898,715
Northern California Power Agency Rev., Series 2012 A, (Hydroelectric Project No. 1), 5.00%, 7/1/31	1,090,000	1,234,534
Norwalk-La Mirada Unified School District GO, Capital Appreciation, Series 2009 E, (Election of 2002), 0.00%, 8/1/38 (AGC)(1)	10,000,000	3,570,400
Oakland Redevelopment Agency Rev., 5.00%, 9/1/16, Prerefunded at 100% of Par (Ambac)(2)	5,000,000	5,236,250
Oakland Unified School District Alameda County GO, Series 2009 A, (Election of 2006), 6.125%, 8/1/29	2,500,000	2,845,250
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	2,150,000	2,433,219
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	770,000	939,516
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/35	1,200,000	1,320,096
Oakland Unified School District Alameda County GO, Series 2015 A, 5.00%, 8/1/40	1,000,000	1,091,440
Oceanside Community Development Commission Tax Allocation Rev., (Downtown Redevelopment), 5.70%, 9/1/25	3,500,000	3,507,000
Ohlone Community College District GO, Series 2011 A, (Election of 2010), 5.00%, 8/1/31	3,000,000	3,465,540
Orange County Community Facilities District No. 06-1 Special Tax Rev., (Del Rio Public Improvements), 5.00%, 10/1/40 (AGM)	2,000,000	2,222,440
Orange County Transportation Authority Rev., (Senior Lien), 5.00%, 8/15/30	2,400,000	2,744,736
Orange County Water District Rev., Series 2013 A, 5.00%, 8/15/33	1,900,000	2,193,303
Oxnard Financing Authority Wastewater Rev., 5.00%, 6/1/33 (AGM)	2,095,000	2,318,327
Oxnard Financing Authority Wastewater Rev., 5.00%, 6/1/34 (AGM)	2,750,000	3,017,162
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/35	4,000,000	4,377,880
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	2,750,000	3,010,342

17

	Principal Amount	Value
Paramount Unified School District GO, Capital Appreciation, (Election of 2006), 0.00%, 8/1/51 (BAM)(1)	$12,500,000	$1,280,125
Patterson Joint Unified School District GO, Capital Appreciation, Series 2009 B, (Election of 2008), 0.00%, 3/1/49 (AGM)(1)	8,160,000	1,823,352
Perris Public Financing Authority Special Tax Rev., Series 2008 A, (Community Facilities District No. 2005-4), 6.60%, 9/1/38	2,140,000	2,186,588
Perris Union High School District Financing Authority Special Tax Rev., 5.00%, 9/1/41	2,000,000	2,155,700
Pleasant Valley School District / Ventura County GO, Series 2002 A, 5.85%, 8/1/31 (NATL-RE)	4,835,000	5,682,962
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	3,760,000	4,471,730
Poway Unified School District Public Financing Authority Special Tax Rev., Series 2015 A, 5.00%, 9/1/34	1,000,000	1,092,100
Poway Unified School District Public Financing Authority Special Tax Rev., Series 2015 A, 5.00%, 9/1/35	1,000,000	1,088,920
Poway Unified School District Public Financing Authority Special Tax Rev., Series 2015 A, 5.00%, 9/1/36	1,250,000	1,358,275
Poway Unified School District Special Tax Rev., (Community Facilities District No. 6-4S), 5.00%, 9/1/36	600,000	648,870
Redwood City Redevelopment Agency Tax Allocation Rev., Capital Appreciation, Series 2003 A, (Redevelopment Project Area 2), 0.00%, 7/15/28 (Ambac)(1)	3,405,000	1,897,334
Rio Elementary School District Community Facilities District No. 1 Special Tax Rev., 5.00%, 9/1/35	2,550,000	2,727,888
Rio Elementary School District Community Facilities District No. 1 Special Tax Rev., Series 2013, 5.50%, 9/1/39	1,785,000	1,955,682
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Rev., Series 2015 A-1, (Public Improvements), 5.50%, 9/1/45	1,500,000	1,547,685
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Rev., Series 2015 B, (Public Improvements), 5.50%, 9/1/45	5,000,000	5,158,950
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/30	1,035,000	1,125,956
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/35	2,520,000	2,701,667
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 05-8 Scott Road), 5.00%, 9/1/42	3,000,000	3,178,470
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 07-2-Clinton Keith Road), 5.00%, 9/1/40	2,250,000	2,337,952
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 07-2-Clinton Keith Road), 5.00%, 9/1/44	2,735,000	2,826,349
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.25%, 10/1/30	2,200,000	2,591,182
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	800,000	920,624
Riverside County Transportation Commission Rev., Series 2013 A, (Senior Lien), 5.75%, 6/1/44	500,000	565,965
Riverside County Transportation Commission Rev., Capital Appreciation, Series 2013 B, (Senior Lien), 0.00%, 6/1/43(1)	5,000,000	1,255,600
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 1), 5.00%, 9/1/35	4,685,000	5,021,430
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 1), 5.40%, 9/1/36	3,990,000	3,990,000
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 1), 5.00%, 9/1/38	2,900,000	3,091,922

18

	Principal Amount	Value
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 3), 5.00%, 9/1/43	$2,640,000	$2,746,445
Roseville Community Facilities District No. 1 Special Tax Rev., (The Fountains), 6.125%, 9/1/38	2,600,000	2,748,460
Roseville Finance Authority Electric System Rev., 5.00%, 2/1/37	925,000	1,017,167
Roseville Westbrook Community Facilities District No. 1 Special Tax Rev., (Public Facilities), 5.00%, 9/1/44	1,650,000	1,603,272
Roseville Westpark Community Facilities District No. 1 Special Tax Rev., 5.00%, 9/1/37	1,250,000	1,339,413
Sacramento Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 6.00%, 7/1/35	4,000,000	4,486,160
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/31	625,000	727,213
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/33	1,000,000	1,160,770
Sacramento Regional Transit District Rev., (Farebox Revenue), 5.00%, 3/1/42	1,300,000	1,435,577
Sacramento Transportation Authority Sales Tax Rev., (Measure A), 5.00%, 10/1/24	1,055,000	1,258,436
San Bernardino Community Facilities District No. 2002-1 Special Tax Rev., (Kaiser Commerce Center), 5.00%, 9/1/33	3,000,000	3,213,150
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	9,350,000	11,376,799
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/24	300,000	357,162
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/25	955,000	1,123,137
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/26	500,000	581,655
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/43	2,500,000	2,776,575
San Diego County Regional Airport Authority Rev., Series 2014 A, (Rental Car Facility), 5.00%, 7/1/44	1,500,000	1,649,280
San Diego County Water Authority Rev., 5.00%, 5/1/33	1,500,000	1,737,135
San Diego Public Facilities Financing Authority Lease Rev., Series 2012 A, (Capital Improvement Projects), 5.00%, 4/15/37	2,000,000	2,195,700
San Diego Public Facilities Financing Authority Lease Rev., Series 2015 A, (Capital Improvement Projects), 5.00%, 10/15/44	2,660,000	2,916,663
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/30	2,000,000	2,299,300
San Diego Redevelopment Agency Tax Allocation Rev., Series 2009 A, (North Park Redevelopment), 7.00%, 11/1/39	3,000,000	3,527,850
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/26	750,000	870,825
San Francisco City and County Airports Commission Rev., Series 2008 34-D, (San Francisco International Airport), 5.25%, 5/1/26	3,000,000	3,332,790
San Francisco City and County Airports Commission Rev., Series 2011 D, 5.00%, 5/1/31	5,390,000	6,106,169
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	2,000,000	2,291,600
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 C, (Mission Bay South Redevelopment), 6.75%, 8/1/41	1,000,000	1,203,760
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 7.00%, 8/1/41	1,250,000	1,497,350

19

	Principal Amount	Value
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/33	$780,000	$863,889
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/43	1,000,000	1,087,640
San Gorgonio Memorial Health Care District GO, 4.00%, 8/1/17	435,000	459,308
San Gorgonio Memorial Health Care District GO, 4.00%, 8/1/18	515,000	553,666
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/20	1,000,000	1,147,880
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/21	275,000	317,853
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/25 (NATL-RE)(1)	3,090,000	2,112,324
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/29 (NATL-RE)(1)	165,000	92,804
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/31 (NATL-RE)(1)	16,000,000	8,133,760
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/32 (NATL-RE)(1)	290,000	139,951
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/36 (NATL-RE)(1)	1,335,000	513,027
San Joaquin Hills Transportation Corridor Agency Rev., Series 2014 B, (Junior Lien), 5.25%, 1/15/44	6,000,000	6,478,800
San Jose Airport Rev., Series 2011 A-2, 5.25%, 3/1/34	2,605,000	2,926,691
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 6.00%, 9/1/42	500,000	568,150
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.50%, 9/1/44	2,250,000	2,477,362
Santa Barbara Secondary High School District GO, Series 2011 A, (Election of 2010), 0.00%, 8/1/36(1)	10,000,000	4,046,900
Santa Barbara Secondary High School District GO, Series 2011 A, (Election of 2010), 0.00%, 8/1/40(1)	3,795,000	1,259,143
Santa Cruz County Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Live Oak/Soquel Community Improvement), 7.00%, 9/1/36	3,000,000	3,516,240
Santa Margarita Water District Special Tax Rev., Series 2013, (Communities Facilities District No. 2013-1, Village of Sendero), 5.625%, 9/1/43	1,250,000	1,385,488
Santaluz Community Facilities District No. 2 Special Tax Rev., Series 2011 A, (Improvement Area No. 1), 5.10%, 9/1/30	465,000	509,533
Saugus-Castaic School Facilities Financing Authority Special Tax Rev., (Community Facilities District No. 2006-1C), 6.00%, 9/1/43	1,480,000	1,672,666
Silicon Valley Tobacco Securitization Authority Rev., Capital Appreciation, Series 2007 A, (Santa Clara County Tobacco Securitization Corp.), 0.00%, 6/1/36(1)	1,000,000	230,220
South Placer Wastewater Authority Rev., VRN, 0.35%, 9/3/15	2,985,000	2,963,896
Southern California Public Power Authority Rev., Series 2007 A, 5.00%, 11/1/33	3,755,000	4,262,526
Southern Mono Health Care District GO, Capital Appreciation, Series 2002 A, (Election of 2001), 0.00%, 8/1/26 (NATL-RE)(1)	1,800,000	1,095,606
Southwestern Community College District GO, Capital Appreciation, Series 2011 C, (Election of 2008), 0.00%, 8/1/46(1)	5,425,000	1,326,087
Stockton Public Financing Authority Rev., Series 2010 A, (Delta Water Supply Project), 6.25%, 10/1/40	1,750,000	2,090,305
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/28 (BAM)	2,215,000	2,538,922
Stockton Public Financing Authority Wastewater Rev., 5.00%, 9/1/29 (BAM)	1,750,000	1,987,317

20

	Principal Amount	Value
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/42 (AGM)	$705,000	$783,100
Successor Agency to the Redevelopment Agency of the City & County of San Francisco Communities Facilities District No. 6 Special Tax Rev., Capital Appreciation, Series 2013 C, (Mission Bay South Public Improvements), 0.00%, 8/1/43 (BAM)(1)	5,500,000	1,153,735
Successor Agency to the Redevelopment Agency of the City of Cathedral City Tax Allocation Rev., Series 2014 A, (Merged Redevelopment Project Area), 5.00%, 8/1/29 (AGM)	1,250,000	1,418,125
Successor Agency to the Redevelopment Agency of the City of Cathedral City Tax Allocation Rev., Series 2014 A, (Merged Redevelopment Project Area), 5.00%, 8/1/30 (AGM)	1,315,000	1,484,267
Successor Agency to the Redevelopment Agency of the City of Cathedral City Tax Allocation Rev., Series 2014 A, (Merged Redevelopment Project Area), 5.00%, 8/1/31 (AGM)	1,380,000	1,554,225
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/19 (BAM)	215,000	242,913
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/20 (BAM)	140,000	160,894
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/21 (BAM)	200,000	231,802
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/22 (BAM)	300,000	350,964
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/23 (BAM)	200,000	234,468
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/24 (BAM)	135,000	158,325
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.50%, 9/1/25 (BAM)	45,000	50,591
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/25 (BAM)	45,000	52,399
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	6,500,000	6,512,350
Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	3,000,000	3,349,170
Tahoe-Truckee Unified School District GO, Capital Appreciation, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/22 (NATL-RE)(1)	2,690,000	2,244,375
Tahoe-Truckee Unified School District GO, Capital Appreciation, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/23 (NATL-RE)(1)	2,220,000	1,763,968
Tobacco Securitization Authority of Northern California Settlement Rev., Series 2005 A-1, 5.50%, 6/1/45	2,000,000	1,618,960
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A-1, 5.00%, 6/1/37	2,250,000	1,949,490
Tracy Community Facilities District No. 2006-1 Special Tax Rev., (NEI Phase II), 5.75%, 9/1/36	3,105,000	3,107,484
Tracy Public Financing Authority Special Tax Rev., Series 2014 A, 4.00%, 9/2/18	1,900,000	2,041,018
Tracy Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/2/19	2,285,000	2,574,235
Tracy Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/2/20	2,100,000	2,404,836
Tri-Dam Power Authority Rev., 4.00%, 5/1/16	2,165,000	2,200,484
Tri-Dam Power Authority Rev., 4.00%, 11/1/16	2,165,000	2,225,014
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	2,000,000	2,300,320
Turlock Public Financing Authority Tax Allocation Rev., 7.50%, 9/1/39	2,770,000	3,447,791

21

	Principal Amount	Value
Tustin Community Facilities District No. 06-1 Special Tax Rev., Series 2007 A, (Tustin Legacy/Columbus Villages), 6.00%, 9/1/36	$4,945,000	$5,165,250
Tustin Community Facilities District No. 07-1 Special Tax Rev., (Tustin Legacy/Retail Center), 6.00%, 9/1/37	1,300,000	1,348,997
Tustin Public Financing Authority Rev., 5.00%, 4/1/43	1,000,000	1,111,080
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 5.75%, 9/1/30	1,000,000	1,109,160
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	1,500,000	1,727,520
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	1,750,000	1,752,135
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	1,000,000	1,001,220
University of California System Rev., Series 2012 G, 5.00%, 5/15/37	5,000,000	5,677,850
Val Verde Unified School District Special Tax Rev., 5.00%, 9/1/37	1,750,000	1,877,172
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.40%, 9/1/15, Prerefunded at 102% of Par(2)	2,500,000	2,550,000
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.45%, 9/1/15, Prerefunded at 102% of Par(2)	2,600,000	2,652,000
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	1,600,000	1,814,352
Whittier Health Facilities Rev., (Presbyterian Intercommunity Hospital), 5.00%, 6/1/44	3,500,000	3,805,900
Yosemite Community College District GO, Capital Appreciation, (Election of 2004), 0.00%, 8/1/16 (AGM)(1)	3,545,000	3,535,748
Yuba City Unified School District GO, Capital Appreciation, 0.00%, 3/1/25 (NATL-RE)(1)	1,500,000	1,062,810
		835,992,556
Guam — 1.3%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.125%, 1/1/42	1,000,000	1,078,580
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	7,230,000	8,859,497
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/34	850,000	910,614
		10,848,691
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,256,780
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,633,620
		3,890,400
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $796,278,126)		850,731,647
OTHER ASSETS AND LIABILITIES — 1.4%		11,788,507
TOTAL NET ASSETS — 100.0%		$862,520,154

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
82	U.S. Treasury 10-Year Notes	December 2015	$10,419,125	$40,815
31	U.S. Treasury Ultra Long Bonds	December 2015	4,910,594	37,712
			$15,329,719	$78,527

22

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
NATL-RE-IBC	-	National Public Finance Guarantee Corporation - Reinsured - Insured Bond Certificates
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $14,544,584, which represented 1.7% of total net assets.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $144,123, which represented less than 0.05% of total net assets.

(6)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(7)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $319,227.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

AUGUST 31, 2015
Assets
Investment securities, at value (cost of $796,278,126)	$850,731,647
Cash	2,199,550
Receivable for investments sold	1,276,375
Receivable for capital shares sold	948,628
Receivable for variation margin on futures contracts	29,938
Interest receivable	10,982,552
866,168,690

Liabilities
Payable for investments purchased	1,727,930
Payable for capital shares redeemed	1,158,506
Accrued management fees	345,662
Distribution and service fees payable	48,534
Dividends payable	367,904
3,648,536

Net Assets	$862,520,154

Net Assets Consist of:
Capital paid in	$850,998,894
Accumulated net realized loss	(43,010,788)
Net unrealized appreciation	54,532,048
$862,520,154

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$631,701,750	61,328,356	$10.30
Institutional Class	$83,750,654	8,133,581	$10.30
A Class	$119,150,409	11,566,673	$10.30*
C Class	$27,917,341	2,709,883	$10.30
*Maximum offering price $10.79 (net asset value divided by 0.955).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED AUGUST 31, 2015
Investment Income (Loss)
Income:
Interest	$35,636,302

Expenses:
Management fees	3,984,118
Distribution and service fees:
A Class	299,495
C Class	258,241
Trustees' fees and expenses	41,093
Other expenses	1,103
4,584,050

Net investment income (loss)	31,052,252

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,114,111)
Futures contract transactions	(573,036)
(3,687,147)

Change in net unrealized appreciation (depreciation) on:
Investments	6,549,308
Futures contracts	188,044
6,737,352

Net realized and unrealized gain (loss)	3,050,205

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,102,457

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2015 AND AUGUST 31, 2014
Increase (Decrease) in Net Assets	August 31, 2015	August 31, 2014
Operations
Net investment income (loss)	$31,052,252	$28,107,044
Net realized gain (loss)	(3,687,147)	(8,891,827)
Change in net unrealized appreciation (depreciation)	6,737,352	72,787,362
Net increase (decrease) in net assets resulting from operations	34,102,457	92,002,579

Distributions to Shareholders
From net investment income:
Investor Class	(22,933,451)	(21,039,865)
Institutional Class	(3,213,866)	(2,298,420)
A Class	(4,194,466)	(4,046,008)
C Class	(710,469)	(722,751)
Decrease in net assets from distributions	(31,052,252)	(28,107,044)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	72,245,980	95,617,869

Net increase (decrease) in net assets	75,296,185	159,513,404

Net Assets
Beginning of period	787,223,969	627,710,565
End of period	$862,520,154	$787,223,969

See Notes to Financial Statements.

26

Notes to Financial Statements

AUGUST 31, 2015

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

27

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1925% to 0.3100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2015 was 0.49% for the Investor Class, A Class and C Class and 0.29% for the Institutional Class.

28

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2015 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2015 were $412,470,375 and $341,655,213, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2015		Year ended August 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	16,300,335	$168,967,153	15,882,335	$156,596,677
Issued in reinvestment of distributions	1,815,379	18,804,585	1,714,004	16,912,464
Redeemed	(12,572,062)	(130,008,836)	(12,405,479)	(120,628,325)
	5,543,652	57,762,902	5,190,860	52,880,816
Institutional Class
Sold	2,159,763	22,373,675	5,728,096	55,538,884
Issued in reinvestment of distributions	303,391	3,141,909	228,973	2,272,854
Redeemed	(1,799,790)	(18,737,563)	(1,189,921)	(11,672,509)
	663,364	6,778,021	4,767,148	46,139,229
A Class
Sold	2,760,616	28,582,741	3,825,431	37,763,518
Issued in reinvestment of distributions	373,436	3,869,303	371,960	3,668,495
Redeemed	(2,771,772)	(28,720,194)	(4,275,743)	(41,490,768)
	362,280	3,731,850	(78,352)	(58,755)
C Class
Sold	758,896	7,858,572	551,061	5,440,645
Issued in reinvestment of distributions	49,897	516,947	50,962	502,244
Redeemed	(425,841)	(4,402,312)	(959,654)	(9,286,310)
	382,952	3,973,207	(357,631)	(3,343,421)
Net increase (decrease)	6,952,248	$72,245,980	9,522,025	$95,617,869

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 358 contracts.

The value of interest rate risk derivative instruments as of August 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $29,938 in receivable for variation margin on futures contracts.* For the year ended August 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $(573,036) in net realized gain (loss) on futures contract transactions and $188,044 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

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9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Exempt income	$31,004,444	$28,094,462
Taxable ordinary income	$47,808	$12,582
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$796,278,126
Gross tax appreciation of investments	$56,644,592
Gross tax depreciation of investments	(2,191,071)
Net tax appreciation (depreciation) of investments	54,453,521
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$54,453,521
Other book-to-tax adjustments	$(127,154)
Undistributed exempt income	—
Accumulated short-term capital losses	$(36,306,087)
Accumulated long-term capital losses	$(6,499,020)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(9,518,848)	$(12,885,340)	$(6,203,529)	$(7,698,370)	$(6,499,020)

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.25	0.39	0.05	0.44	(0.39)	$10.30	4.32%	0.50%	0.50%	3.75%	3.75%	41%	$631,702
2014	$9.33	0.41	0.92	1.33	(0.41)	$10.25	14.50%	0.50%	0.50%	4.14%	4.14%	57%	$571,924
2013	$10.13	0.40	(0.80)	(0.40)	(0.40)	$9.33	(4.14)%	0.50%	0.50%	3.99%	3.99%	81%	$472,141
2012	$9.40	0.45	0.73	1.18	(0.45)	$10.13	12.79%	0.50%	0.50%	4.55%	4.55%	48%	$506,399
2011	$9.69	0.47	(0.29)	0.18	(0.47)	$9.40	2.07%	0.49%	0.51%	5.10%	5.08%	37%	$374,467
Institutional Class
2015	$10.25	0.41	0.05	0.46	(0.41)	$10.30	4.53%	0.30%	0.30%	3.95%	3.95%	41%	$83,751
2014	$9.33	0.43	0.92	1.35	(0.43)	$10.25	14.73%	0.30%	0.30%	4.34%	4.34%	57%	$76,561
2013	$10.13	0.42	(0.80)	(0.38)	(0.42)	$9.33	(3.94)%	0.30%	0.30%	4.19%	4.19%	81%	$25,217
2012	$9.40	0.46	0.74	1.20	(0.47)	$10.13	13.01%	0.30%	0.30%	4.75%	4.75%	48%	$22,287
2011	$9.69	0.49	(0.29)	0.20	(0.49)	$9.40	2.27%	0.29%	0.31%	5.30%	5.28%	37%	$9,784

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For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$10.25	0.36	0.05	0.41	(0.36)	$10.30	4.06%	0.75%	0.75%	3.50%	3.50%	41%	$119,150
2014	$9.33	0.38	0.92	1.30	(0.38)	$10.25	14.21%	0.75%	0.75%	3.89%	3.89%	57%	$114,878
2013	$10.13	0.38	(0.80)	(0.42)	(0.38)	$9.33	(4.38)%	0.75%	0.75%	3.74%	3.74%	81%	$105,296
2012	$9.40	0.42	0.73	1.15	(0.42)	$10.13	12.51%	0.75%	0.75%	4.30%	4.30%	48%	$117,162
2011	$9.69	0.45	(0.29)	0.16	(0.45)	$9.40	1.82%	0.74%	0.76%	4.85%	4.83%	37%	$89,028
C Class
2015	$10.25	0.28	0.05	0.33	(0.28)	$10.30	3.29%	1.50%	1.50%	2.75%	2.75%	41%	$27,917
2014	$9.33	0.31	0.92	1.23	(0.31)	$10.25	13.37%	1.50%	1.50%	3.14%	3.14%	57%	$23,860
2013	$10.13	0.30	(0.80)	(0.50)	(0.30)	$9.33	(5.09)%	1.50%	1.50%	2.99%	2.99%	81%	$25,056
2012	$9.40	0.35	0.73	1.08	(0.35)	$10.13	11.67%	1.50%	1.50%	3.55%	3.55%	48%	$29,388
2011	$9.69	0.38	(0.29)	0.09	(0.38)	$9.40	1.06%	1.49%	1.51%	4.10%	4.08%	37%	$23,917

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2015

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

37

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

39

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

40

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

41

Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $30,952,402 as exempt interest dividends for the fiscal year ended August 31, 2015.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86898 1510

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $110,736
FY 2015:    $113,068

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $108,075
FY 2015:    $313,694

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century California Tax-Free and Municipal Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	October 29, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	October 29, 2015